                                                                    EXHIBIT 10.2

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------
       _________________________________________________________________


                       NATIONWIDE HEALTH PROPERTIES, INC.

                        _______________________________


                                  $100,000,000


                     AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of July 27, 1999


                       _________________________________


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                             BANK OF AMERICA, N.A.
                              THE BANK OF NEW YORK
                                 KBC BANK N.V.

                                     Banks
                                     -----



                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                     Agent
                                     -----
--------------------------------------------------------------------------------

                     AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of July 27, 1999, is made among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation (the "Borrower"), the financial institutions listed on the signature pages of this Agreement under the heading "BANKS" (each a "Bank" and, collectively, the "Banks") and WELLS FARGO BANK, NATIONAL ASSOCIATION as agent for the Banks hereunder (in such capacity, the "Agent").

WHEREAS, each of the Borrower, the Agent, and the Banks are parties to that certain Credit Agreement, dated as of May 20, 1993, as amended by that certain Amendment Number One to Credit Agreement dated as of April 28, 1994, that certain Amendment Number Two to Credit Agreement dated as of July 11, 1995, that certain Amendment Number Three to Credit Agreement dated as of January 22, 1996, that certain Amendment Number Four and Waiver to Credit Agreement dated as of December 10, 1996, that certain Amendment Number Five to Credit Agreement dated as of April 1, 1997, that certain Amendment Number Six and Waiver to Credit Agreement dated as of August 15, 1997, that certain Amendment Number Seven and Restatement of Amendments One Through Six to Credit Agreement dated as of April 6, 1998, that certain Amendment Number Eight to Credit Agreement dated as of January 29, 1999, that certain Amendment Number Nine to Credit Agreement dated as of March 8, 1999, and that certain Amendment Number Ten to Credit Agreement dated as of May 3, 1999 (and as otherwise amended, supplemented, modified or restated from time to time prior to the date hereof, the "Existing Credit Agreement"), pursuant to which each of the Banks have agreed to make revolving loans to the Borrower in an aggregate principal amount of up to $100,000,000 at any time outstanding;

WHEREAS, the Borrower, the Agent and the Banks desire to and do hereby amend, replace, and restate the Existing Credit Agreement its entirety; and WHEREAS, the Banks are severally willing to continue to make such loans to the Borrower upon the terms and subject to the conditions set forth in this Agreement.

ACCORDINGLY, each of the parties hereto agrees as follows:

                                  DEFINITIONS

Certain Defined Terms.
----------------------

As used in this Agreement, the following terms shall have the following meanings:

"ADA" means the Americans with Disabilities Act of 1990, including (unless the
 ---
context otherwise requires) any rules or regulations promulgated thereunder.

"Affiliate" means any Person which, directly or indirectly, controls, is
 ---------
controlled by or is under common control with another Person. For purposes of the foregoing, "control," "controlled by" and "under common control with" with respect to any Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

"Agent" has the meaning set forth in the introduction to this Agreement.
 -----

"Agent's Account" means the account of the Agent maintained at its office at 201
 ---------------
Third Street, San Francisco, California 94103, bearing the number 4518-054432, or such other account in Los Angeles as the Agent from time to time shall designate in a written notice to the Borrower and the Banks.

"Applicable Eurodollar Rate Margin" means, for each Eurodollar Rate Portion of
 ---------------------------------
Loans outstanding prior to the Termination Date:

  (i) 1.20%, if Borrower has at least two of the following long-term senior debt ratings: (A) Bal or less as determined by Moody's Investors Service ("Moody's"), (B) BB+ or less as determined by Standard and Poor's Corporation ("S&P"), and (C) BB+ or less as determined by Duff & Phelps Inc. ("Duff");

  (ii) 0.825%, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

  (iii) 0.70%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

  (iv) 0.625%, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

  (v) 0.55%, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Eurodollar Rate Margin shall be the lowest applicable percentage amount. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Eurodollar Rate Margin shall be 1.20%. Each change in the Applicable Eurodollar Rate Margin based on a change in such long-term senior debt rating shall be effective for each Interest Period of each Eurodollar Rate Portion of the Loans commencing on or after the second Business Day after the date that the Borrower provides written notice to the Agent of such rating change.

"Applicable Facility Fee Rate" means, for each calendar quarter:
 ----------------------------

  (i) 0.425% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) bal or less as determined by Moody's, (B) BB+ or less as determined by S&P, and (C) BB+ or less as determined by Duff;

  (ii) 0.30% per annum, if Borrower has at least two of the following long-term senior debt ratings: (A) Baa3 or better as determined by Moody's, (B) BBB- or better as determined by S&P, and (C) BBB- or better as determined by Duff;

  (iii) 0.30% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa2 or better as determined by Moody's, (B) BBB or better as determined by S&P, and (C) BBB or better as determined by Duff;

  (iv) 0.25% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) Baa1 or better as determined by Moody's, (B) BBB+ or better as determined by S&P, and (C) BBB+ or better as determined by Duff; or

  (v) 0.20% per annum, if the Borrower has at least two of the following long-term senior debt ratings: (A) A3 or better as determined by Moody's, (B) A- or better as determined by S&P, and (C) A- or better as determined by Duff.

In the event that the Borrower satisfies more than one of the ratings requirements clauses in the preceding sentence, the Applicable Facility Fee Rate shall be the percentage amount applicable to the highest ratings requirement clause met by the Borrower. In the event that the Borrower does not satisfy any of the ratings requirements clauses in the preceding sentence (due to the unavailability of any such ratings or otherwise), the Applicable Facility Fee Rate shall be 0.425%. Each change in the Applicable Facility Fee Rate based on a change in such long-term senior debt rating shall be effective for the calendar quarter commencing on or after the date that the Borrower provides written notice to the Agent of such rating change.

"Assignment and Assumption Agreement" means an Assignment and Assumption
 -----------------------------------
Agreement by and between an assigning Bank and such Bank's assignee thereunder, in substantially the form of Exhibit A-1.
                             -----------

"Authorized Officer" means any individual authorized by the Borrower to act on
 ------------------
the Borrower's behalf in connection with the Loan Documents as specified in the certificate delivered pursuant to Section 7.1(c)(iv), or in the latest such
                                  ------------------
certificate delivered by the Borrower to the Agent to reflect any change in the authorization of any such individual.

"Bank" and "Banks" each has the meaning set forth in the introduction of this
 ----       -----
Agreement.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978.
 ---------------

"Base Rate" means, for any day, the higher of (a) the Federal Funds Rate plus
 ---------
0.50% and (b) the rate of interest most recently announced within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the Base Rate is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publication or publications as the Agent may designate. Each change in the interest rate on the Loans based on a change in the Base Rate shall be effective as of the effective date of such change in the Base Rate.

"Base Rate Portion" means each portion of a Loan bearing interest at a rate
 -----------------
determined by reference to the Base Rate.

"Borrower" has the meaning set forth in the introduction of this Agreement.
 --------

"Borrower's Account" means the account of the Borrower maintained at Wells
 ------------------
Fargo's office at 333 South Grand Avenue, Los Angeles, California 90071, bearing the number 4692-089329, or such other account as the Borrower from time to time shall designate in a written notice to the Agent for the deposit of funds borrowed under this Agreement.

"Borrowing" means a borrowing consisting of simultaneous Loans made at any one
 ---------
time by the Borrower from the Banks pursuant to Article II.
                                                ----------

"Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which
 ------------
commercial banks are open for business in New York, New York, Chicago, Illinois, San Francisco, California, and Los Angeles, California.

"Capital Lease" means, for any Person, any lease of property (whether real,
 -------------
personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee.

"Cash Flow" means, for any period, Consolidated Net Income excluding any
 ---------
extraordinary items for such period plus depreciation expense, amortization
                                    ----
expense, increases in deferred taxes and other non-cash expenses which were deducted in determining Consolidated Net Income, of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

"Change of Control" shall be deemed to have occurred at such time as a "person"
 -----------------
or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities and Exchange Act), directly or indirectly, of more than 20% of the total voting power of all classes of stock then outstanding of the Borrower normally entitled to vote in elections of directors.

"Closing Date" has the meaning set forth in Section 7.1.
 ------------                               -----------

"Commitment" means, when used with reference to any Bank at the time any
 ----------
determination thereof is to be made, the amount set forth opposite the name of such Bank on the signature pages of this Agreement (and on the signature pages of any future amendment to the Credit Agreement adding a financial institution as a signatory to the Credit Agreement (an "Additional Bank"), to the extent of the amount set forth opposite the name of each such Additional Bank on the signature pages of any such future amendment, evidencing the acceptance by each such Additional Bank of its obligation to make Loans up to such amount on the terms and conditions set forth in this Agreement; provided that the amount of the obligation of any such Additional Bank shall not exceed the difference between $100,000,000 and the total of the Commitments set forth opposite the names of the Banks on the signature pages to this Agreement, as from time to time reduced pursuant to Section 4.1, or, where the context so requires, the
                         -----------
obligation of such Bank to make Loans up to such amount on the terms and conditions set forth in this Agreement.

"Compliance Certificate" means a certificate of the treasurer or the chief
 ----------------------
financial officer of the Borrower, in substantially the form of Exhibit C-1,
                                                                -----------
with such changes thereto as the Agent or the Banks may from time to time reasonably request.

"Consolidated Interest Expense" means, for any period, interest expense
 -----------------------------
(including that attributable to Capital Leases) of the Borrower and its Subsidiaries on a consolidated basis, including all commissions, discounts and other fees and charges owed with respect to standby letters of credit, as determined in accordance with GAAP.

"Consolidated Net Income" means, for any period, the net income of the Borrower
 -----------------------
and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, as determined in accordance with GAAP; provided that there
                                                          --------
shall be excluded therefrom the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

"Consolidated Tangible Net Worth" means, as of any date of determination,  the
 -------------------------------
Borrower's stockholders' equity minus:  (i) all assets which would be classified
                                -----
as intangible assets in accordance with GAAP, including, without limitation, goodwill (including howsoever designated any cost of investment in excess of net tangible value (based on pre-acquisition book value) of assets acquired to the extent such excess is not allocated to specific assets, whether arising pursuant to Accounting Principles Board Opinion No. 16 or otherwise), organizational expense, research and development expense, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete; (ii) all unamortized debt discount and expense; (iii) all treasury stock; and (iv) all cost of investment in excess of market value of marketable securities.

"Consolidated Total Assets" means, as of any date of determination, the total
 -------------------------
assets of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

"Consolidated Total Liabilities" means, as of any date of determination, the
 ------------------------------
total liabilities of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

"Default" means an Event of Default or an event or condition which with notice
 -------
or lapse of time or both would constitute an Event of Default.

"Dollars" and the sign "$" each means lawful money of the United States.
 -------                -

"EBITDA" means, for any period, Consolidated Net Income plus Consolidated
 ------                                                 ----
Interest Expense plus depreciation expense, amortization expense, increases in
                 ----
deferred taxes and other noncash expenses which were deducted in determining Consolidated Net Income, of the Borrower and its Subsidiaries on a consolidated basis, less decreases in deferred taxes, all as determined in accordance with
       ----
GAAP.

"Environmental Laws" means all federal, state or local laws, statutes, common
 ------------------
law duties, rules, regulations, ordinances and codes, together with all administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the California Hazardous Waste Control Law, the California Solid Waste Management Law, Resource Recovery and Recycling Act, the California Water Code and the California Health and Safety Code.

"ERISA" means the Employee Retirement Income Security Act of 1974, including
 -----
(unless the context otherwise requires) any rules or regulations promulgated thereunder.

"ERISA Affiliate" means any trade or business (whether or not incorporated)
 ---------------
which is under common control with the Borrower within the meaning of Section 4001(a)(14) of ERISA.

"Eurodollar Business Day" means a Business Day on which dealings in Dollar
 -----------------------
deposits are carried on in the London interbank market.

"Eurodollar Rate" means for each Interest Period for each Eurodollar Rate
 ---------------
Portion the rate per annum (rounded upward, if necessary, to the nearest 1/16 of 1%) determined by the Agent pursuant to the following formula:

Eurodollar Rate =                  Interbank Rate
                    ---------------------------------------------
                        100% - Eurodollar Reserve Percentage

The Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

"Eurodollar Rate Portion" means each portion of a Loan bearing interest at a
 -----------------------
rate determined by reference to the Eurodollar Rate.

"Eurodollar Reserve Percentage" means the maximum reserve requirement percentage
 -----------------------------
(including any ordinary, supplemental, marginal and emergency reserves), as determined by the Agent, then applicable under Regulation D in respect of Eurocurrency funding (currently referred to as "Eurocurrency Liabilities") of a member bank in the Federal Reserve System with deposits exceeding
$1,000,000,000.

"Event of Default" has the meaning set forth in Section 10.1.
 ----------------                               ------------

"Event of Loss"  means with respect to any asset of the Borrower or its
 -------------
Subsidiaries any of the following:

        any loss, destruction or damage of such asset;

        any pending or threatened institution of any proceedings for the condemnation or seizure of such asset or of any right of eminent domain; or

        any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such asset, or confiscation of such asset or requisition of the use of such asset.

"Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if
 ------------------
necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day as published by the Federal Reserve Bank of San Francisco on the Business Day immediately following such day; provided, however, that (a) if the day for which such rate is to be
          --------  -------
determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as published on the immediately following Business Day, and (b) if such rate is not published for any Business Day, the average of the quotations for such day on such transactions received by Bank from three (3) federal funds brokers of recognized standing selected by Bank.

"GAAP" means generally accepted accounting principles in the U.S. as in effect
 ----
from time to time.

"Governmental Authority" means any federal, state, local or other governmental
 ----------------------
department, commission, board, bureau, agency, central bank, court, tribunal or other instrumentality, domestic or foreign.

"Hazardous Substances" means any toxic or hazardous substances, materials or
 --------------------
wastes, contaminants or pollutants, including asbestos, PCBs, petroleum products and byproducts, substances defined or listed as "hazardous substances," "hazardous materials" or "toxic substances" or similarly identified in or pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act and the Resource Conservation and Recovery Act, any chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, any "toxic pollutants" under the Federal Water Pollution Control Act of 1972, any hazardous air pollutant under the Clean Air Act, any hazardous or toxic substance, waste or pollutant regulated under any other applicable Environmental Law, or any other substance or material which may cause or be claimed to cause any liability of any owner or operator of any property to any Person, any owner of any other property, or any Governmental Authority in connection with any Environmental Law.

"Healthcare Property" means a property operating as a nursing home, an acute
 -------------------
care hospital, a rehabilitation hospital, an assisted living facility, an adult congregate living facility, a personal care facility, a medical office building, or any combination of the foregoing; provided that any of the foregoing may also
                                     --------
include independent living units as a part of any such property.

"IRS" means the Internal Revenue Service, or any successor thereto.
 ---

"Indebtedness" means, for any Person:
 ------------

          (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services;

          all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

          all obligations under Capital Leases;

          all reimbursement or other obligations of such Person under or in respect of letters of credit, bankers acceptances, interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products;

          all indebtedness of another Person of the types referred to in clause
(i), (ii), (iii) or (iv) above, guaranteed directly or indirectly in any manner by the Person for whom Indebtedness is being determined, or in effect guaranteed directly or indirectly by such Person through an agreement (A) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss; and
          all indebtedness of another Person of the types referred to in clause
(i), (ii), (iii) or (iv) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by the Person for whom Indebtedness is being determined, even though such Person has not assumed or become liable for the payment of such indebtedness of such other Person.

"1997 Indenture" means that certain Indenture, dated as of August 19, 1997, from
 --------------
the Borrower to The Bank of New York, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

"1999 Indenture" means that certain Indenture, dated as of January 13, 1999,
 --------------
from the Borrower to Chase Manhattan Bank and Trust Company, National Association, as Trustee, providing for the issuance from time to time of unsecured and unsubordinated debentures, notes or other evidences of indebtedness of the Borrower.

"1997 Indenture Indebtedness" means Indebtedness of the Borrower incurred under
 ---------------------------
or pursuant to the 1997 Indenture.

"1999 Indenture Indebtedness" means Indebtedness of the Borrower incurred under
 ---------------------------
or pursuant to the 1999 Indenture.

"Interbank Rate" means, for each Interest Period, the rate per annum determined
 --------------
exclusively by the Agent to be the average (rounded upward, if necessary, to the nearest 1/16 of 1%) of the rates at which deposits in immediately available funds in Dollars are offered by prime banks in the interbank Eurodollar market where the Eurodollar funding operations of Wells Fargo Bank are customarily conducted, at approximately 9:00 A.M. (California time), two Eurodollar Business Days before the first day of such Interest Period for deposit on the first day of such Interest Period, in an amount substantially equal to the proposed Eurodollar Rate Portion and for a period of time comparable to such Interest Period.

"Interest Payment Date" means a date specified for the payment of interest
 ---------------------
pursuant to Section 3.1(c).
            --------------

"Interest Period" means, with respect to any Eurodollar Rate Portion, the period
 ---------------
determined in accordance with Section 3.1(b) applicable thereto.
                              --------------

"Internal Revenue Code" means the Internal Revenue Code of 1986, including
 ---------------------
(unless the context otherwise requires) any rules or regulations promulgated thereunder.

"Lending Office" has the meaning set forth in Section 2.4.
 --------------                               -----------

"Licenses" has the meaning set forth in Section 9.3(h).
 --------                               --------------

"Lien" means any mortgage, deed of trust, pledge, security interest, assignment,
 ----
deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

"Loan Documents" means this Agreement, the Notes and all Compliance Certificates
 --------------
delivered to the Agent or the Banks under this Agreement.

"Loan" has the meaning set forth in Section 2.1(a).
 ----                               --------------

"Majority Banks" means at any time at least two (2) of the Banks holding at
 --------------
least an aggregate 67% of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, at least two (2) of the Banks having at least 67% of the aggregate Commitments.

"Material Adverse Effect" means, with respect to the Borrower and its
 -----------------------
Subsidiaries, a material adverse effect upon the business, prospects, assets or other properties, liabilities or condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries, taken as a whole, or the ability of the Borrower to perform or observe its material obligations under the Loan Documents.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section
 ------------------
4001(a)(3) of ERISA.

"Net Cash Proceeds" means the excess, if any, of: (a) the gross cash proceeds
 -----------------
received by the Borrower or any of its Subsidiaries from the sale or disposition of any asset of the Borrower or such Subsidiary plus, as and when received, all
                                                ----
cash payments received subsequent to such sale or disposition representing any deferred portion of the purchase price therefor; less (b) the sum of: (i) a
                                                 ----
reasonable reserve for taxes payable incident to such sale or disposition, the amount of which shall be adjusted to reflect the actual taxes paid in connection therewith; plus (ii) the out-of-pocket costs and expenses incurred by the
           ----
Borrower or such Subsidiary in connection with such sale or disposition (including underwriting fees and commissions, brokers' fees, and attorneys' fees); all as reflected in an officer's certificate delivered by the chief executive officer, the treasurer, or the chief financial officer of the Borrower or such Subsidiary, as applicable, to the Agent. The parties acknowledge that Net Cash Proceeds does not include any portion of the gross proceeds from such a sale or disposition which are received and applied by, or applied for the benefit of, the Borrower or such Subsidiary in order to discharge or obtain the release of any Lien encumbering the property which is the subject of such sale or disposition.

"Net Real Estate Property Assets" means the Borrower's gross investment in real
 -------------------------------
estate properties (excluding mortgage loan receivables) less the accumulated depreciation on such gross investment.

"NHPFC" means Nationwide Health Properties Finance Corporation, a Delaware
 -----
corporation and wholly-owned subsidiary of the Borrower.

"Note" means an Amended and Restated Promissory Note of the Borrower payable to
 ----
the order of a Bank, substantially in the form of Exhibit N-1.
                                                  -----------

"Notice" means a Notice of Borrowing, a Notice of Conversion or Continuation or
 ------
a Notice of Prepayment.

"Notice of Borrowing" has the meaning set forth in Section 2.2(a); such notice
 -------------------                               --------------
to be substantially in the form of Exhibit E-1.
                                   -----------

"Notice of Conversion or Continuation" has the meaning set forth in Section
 ------------------------------------                               -------
3.5(c); such notice to be substantially in the form of Exhibit E-2.
------                                                 -----------

"Notice of Prepayment" has the meaning set forth in Section 4.3(c).
 --------------------                               --------------

"Operating Lease" means, for any Person, any lease of any property of any kind
 ---------------
by that Person as lessee which is not a Capital Lease.

"Operator" means any Person who leases a Premises from the Borrower or any of
 --------
its Subsidiaries for the purpose of operating such Premises as a Healthcare Property, together with all Affiliates of such Person.

"PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.
 ----

"Permitted Investments" means any of the following Dollar denominated
 ---------------------
investments, maturing within one year from the date of acquisition, selected by the Borrower:

          (ii) obligations issued directly or guaranteed or insured as to principal and interest by the United States or any agency thereof;

          certificates of deposit issued by and bankers acceptances of and interest bearing deposits with United States, Australian, Canadian, European or Japanese commercial banks having capital, surplus and undivided profits of at least $100,000,000 or the equivalent;

          commercial paper or corporate promissory notes bearing a credit rating of Prime-1 or better from Moody's Investors Service or A-1 or better from Standard & Poor's Corporation; and

          proprietary instruments of Wells Fargo (including master notes and third party repurchase agreements) that are backed by or of equal or better credit standing with the investments described in clauses (i), (ii) or (iii).

     "Permitted Liens" means:
      ---------------

          (iii)  (A) the existing Liens listed in Schedule P-1; or (B) Liens
                                                  ------------
incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by such existing Liens, provided that any extension,
                                             --------
renewal or replacement Lien shall be limited to the property encumbered by the existing Lien;

          Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved for in accordance with GAAP;

          Liens of materialmen, mechanics, warehousemen, carriers or employees or other like Liens arising in the ordinary course of business and securing obligations either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved for in accordance with GAAP;

          deposits or pledges to secure the payment of worker's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of bids, trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like nature incurred in the ordinary course of business;

          easements, rights of way, servitudes or zoning or building restrictions and other minor encumbrances on real property and irregularities in the title to such property which do not in the aggregate materially impair the use or value of such property or risk the loss or forfeiture of title thereto;

          statutory landlord's Liens under leases to which the Borrower or any of its Subsidiaries is a party; and

          any judgment, attachment or similar Lien, unless the judgment or order it secures constitutes an Event of Default under Section 10.1(g).
                                                 ---------------

"Person" means an individual, corporation, partnership, joint venture, trust,
 ------
unincorporated organization or any other juridical entity.

"Plan" means any employee pension benefit plan (other than a Multiemployer Plan)
 ----
maintained for employees of the Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

"Premises" means any and all real property, including all buildings and
 --------
improvements now or hereafter located thereon and all appurtenances thereto, now or hereafter owned, leased, occupied or used by the Borrower and its Subsidiaries.

"Regulation D" means Regulation D of the Board of Governors of the Federal
 ------------
Reserve System.

"Regulatory Change" has the meaning set forth in Section 5.3.
 -----------------                               -----------

"Responsible Officer" means the president, chief executive officer, chief
 -------------------
financial officer, treasurer, controller, or any vice president of the Borrower.

"Subordinated Debt" means (a) any Indebtedness of the Borrower or any Subsidiary
 -----------------
of the Borrower set forth in Schedule 9.4(a) that is subordinated in right of
                             ---------------
repayment to the Borrower's obligations to the Banks hereunder, and (b) any Indebtedness of the Borrower or any Subsidiary incurred after the date hereof in accordance with Section 9.4(a)(vii).
                -------------------

"Subsidiary" means any corporation, association, partnership, joint venture or
 ----------
other business entity of which more than 50% of the voting stock or other equity interest is owned directly or indirectly by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

"Termination Date" means, unless extended pursuant to Section 4.1(b), March 31,
 ----------------                                     --------------
2002.

"Termination Event" means any of the following:
 -----------------

          (iv) a Reportable Event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provisions for 30-day notice to the PBGC under such regulations);

          the withdrawal of the Borrower or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA;

          the filing of a notice of intent to terminate a Plan or the termination of a Plan or the treatment of a Plan amendment as a termination of a Plan under Section 4041 of ERISA;

          the institution of proceedings to terminate a Plan by the PBGC; or any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

"UCC" means the Uniform Commercial Code as in effect in any jurisdiction.
 ---

"United States" and "U.S." each means the United States of America.
 -------------       ----

"Wells Fargo" means Wells Fargo Bank, National Association.
 -----------

Accounting Terms; GAAP Changes.
-------------------------------

Accounting Terms.
----------------

Unless otherwise defined or the context otherwise requires, all accounting terms used herein shall be construed in accordance with GAAP, and, except where otherwise specified, all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

GAAP Changes.
------------

If any changes in GAAP from those used in the preparation of the financial statements referred to in Section 8.1(p) ("GAAP Changes") hereafter occasioned
                          --------------
by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) result in a change in the method of calculation of any of the financial covenants, standards or other terms or conditions found in this Agreement, the parties hereto agree to enter into negotiations to amend such provisions so as to reflect equitably such GAAP Changes with the desired result that the criteria for evaluating the financial condition and performance of the Borrower and its Subsidiaries shall be the same after such GAAP Changes as if such GAAP Changes had not been made.

Interpretation.
---------------

In this Agreement and the other Loan Documents, except to the extent the context otherwise requires:

Any reference to an Article, a Section, a Schedule or an Exhibit is a reference to an article or section hereof or thereof, or a schedule or an exhibit hereto or thereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement or such other Loan Document as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears.

The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Loan Documents.

References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

Any table of contents, captions and headings are for convenience of reference only and shall not affect the construction of this Agreement or such other Loan Document.

                                   THE LOANS

The Loans. Each Bank severally agrees, on the terms and conditions hereinafter
----------
set forth, to make revolving loans (each a "Loan" and, collectively, the "Loans") to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date, in an aggregate principal amount up to but not exceeding at any time outstanding such Bank's Commitment. Within the limits of each Bank's Commitment, during such period the Borrower may borrow, repay the Loans in whole or in part, and reborrow, all in accordance with the terms and conditions hereof. Loans may consist of Base Rate Portions or Eurodollar Rate Portions, as elected by the Borrower pursuant to Section 2.2 or
                                                                 -----------
Section 3.5.
-----------

Borrowing Procedure.
--------------------

Notice to the Agent. Each Borrowing shall be made upon written or telephonic
-------------------
notice (in the latter case to be confirmed promptly in writing) from the Borrower to the Agent, which notice shall be received by the Agent not later than 9:00 A.M. (California time) (i) at least one Business Day prior to the date of a Borrowing consisting of any Base

Rate Portions or (ii) at least three Eurodollar Business Days prior to the date of a Borrowing consisting of any Eurodollar Rate Portions. Each such notice (a "Notice of Borrowing") shall, except as provided in Section 5.1, be irrevocable
                                                    -----------
and binding on the Borrower and shall specify:

the proposed date of the Borrowing, which shall be a Business Day;

for each Borrowing of Loans, whether the Borrowing consists of Base Rate Portions or Eurodollar Rate Portions;

the aggregate amount of the Borrowing, which (1) in the case of the Base Rate Portions thereof shall be in the amount of $500,000 or a greater amount which is an integral multiple of $100,000, and (2) in the case of the Eurodollar Rate Portions thereof shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000;

if the Borrowing consists of any Eurodollar Rate Portions, the duration of the initial Interest Period with respect thereto; and

in accordance with Section 9.3(j), the purpose for which the proceeds of each
                   --------------
Borrowing of Loans shall be used.

Notice to the Banks. The Agent shall give each Bank prompt notice by telephone
-------------------
(confirmed promptly in writing) or by telex or telecopier of each Borrowing, specifying the information contained in the Borrower's Notice and such Bank's ratable portion of the Borrowing. On the date of each Borrowing, each Bank shall make available such Bank's ratable portion of such Borrowing, in immediately available funds, to the Agent for the Agent's Account, not later than 11:00 A.M. (California time). Upon fulfillment of the applicable conditions set forth in
Article VII and after receipt by the Agent of any such funds, the Agent shall
-----------
make such funds available to the Borrower by crediting the Borrower's Account with immediately available funds on such Borrowing date.

Non-Receipt of Funds.
---------------------

Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank shall not make available to the Agent such Bank's ratable portion of such Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such Borrowing in accordance with Section 2.2(b) and the Agent may, in reliance upon such assumption, make
     --------------
available to the Borrower on such date a corresponding amount. If and to the extent such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the rate per annum equal to the cost of funding such amount through the purchase of funds in the overnight Federal funds market. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan as part of such Borrowing for purposes of this Agreement.

Lending Offices.
----------------

The Loans made by each Bank may be made from and maintained at such offices of such Bank or its Affiliates (each a "Lending Office") as such Bank may from time to time designate (whether or not such office or Affiliate is specified on the signature pages hereof). A Bank shall not elect a Lending Office that, at the time of making such election, increases the amounts which would have been payable by the Borrower to such Bank under this Agreement in the absence of such election. With respect to Eurodollar Rate Portions made from and maintained at any Bank's foreign offices or Affiliates, the obligation of the Borrower to repay such Eurodollar Rate Portions shall nevertheless be to such Bank and shall, for all purposes of this Agreement (including for purposes of the definition of the term "Majority Banks") be deemed made or maintained by it, for the account of any such office or Affiliate.

Evidence of Indebtedness.
-------------------------

Notes.
-----

As additional evidence of the Indebtedness of the Borrower to each Bank resulting from the Loans made by such Bank, the Borrower shall execute and deliver for the account of each Bank pursuant to Article VII a Note, dated the
                                                 -----------
Closing Date, setting forth such Bank's Commitment as the maximum principal amount thereof.

Recordkeeping.
-------------

Each Bank shall record in its internal records the date and amount of each Loan made, each conversion to a different interest rate, each relevant Interest Period, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance of such Loan. Any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligations of the Borrower hereunder and under any Note to pay the principal of and interest on the Loans.

                 INTEREST AND FEES; CONVERSION OR CONTINUATION

Interest.
---------

Interest Rate. The Borrower shall pay interest on the unpaid principal amount of
-------------
each Loan from the date of such Loan until the maturity thereof, at the following rates:

in respect of each Base Rate Portion thereof, at a fluctuating rate per annum equal at all times to the Base Rate; and

in respect of each Eurodollar Rate Portion thereof, at a rate per annum equal at all times during each Interest Period for such Eurodollar Rate Portion to the Eurodollar Rate for such Interest Period plus the Applicable Eurodollar Rate
                                         ----
Margin.

Interest Periods. The initial and each subsequent Interest Period for the
----------------
Eurodollar Rate Portions shall be a period of one, two, three or (if available) six months, or such other period as requested by the Borrower and acceptable to the Banks, in each case as specified in the applicable Notice. The determination of Interest Periods shall be subject to the following provisions:

in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

if the last day of any Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to expire on the next succeeding Business Day; provided that if such extension would cause the last
                         --------
day of any Interest Period to occur in the next following calendar month, such Interest Period shall expire on the next preceding Business Day;

no Interest Period shall extend beyond the Termination Date;

there shall be no more than six Interest Periods in effect at any one time; and

if an Interest Period commences on a date for which there is no corresponding date in the month in which such Interest Period is to end, such Interest Period shall end on the last Business Day of such month.

Interest Payment Dates. Subject to Section 3.2, interest on the Loans shall be
----------------------             -----------
payable in arrears at the following times:

interest on each Base Rate Portion shall be payable quarterly on the last Business Day in each calendar quarter, on the date of any prepayment or conversion of any such Base Rate Portion as to the amount prepaid or converted, and at maturity; and

interest on each Eurodollar Rate Portion shall be payable on the last day of each Interest Period for such Eurodollar Rate Portion, provided that (A) in the
                                                       --------
case of any such Interest Period which is greater than three months, interest on such Eurodollar Rate Portion shall be payable on the date three months after the beginning of such Interest Period and on the last day of such Interest Period and (B) if any prepayment, conversion and continuation is effected other than on the last day of such Interest Period, accrued interest on such Eurodollar Rate Portion shall be due on such prepayment, conversion or continuation date as to the principal amount of such Eurodollar Rate Portion prepaid, converted or continued.

Notice to the Borrower and the Banks. Each determination by the Agent hereunder
------------------------------------
of a rate of interest and of any change therein, including any changes in (A) the Applicable Eurodollar Rate Margin, (B) the Base Rate during any periods in which Base Rate Portions shall be outstanding, and (C) the Eurodollar Reserve Percentage during any periods in which Eurodollar Rate Portions shall be outstanding, in the absence of manifest error shall be conclusive and binding on the parties hereto and shall be promptly notified by the Agent to the Borrower and the Banks. Such notice shall set forth in reasonable detail the basis for any such determination or change. Not more than ten Business Days prior to each regularly scheduled Interest Payment Date, the Agent shall give notice to the Borrower of the amount of interest due on such Interest Payment Date, and not more than ten days prior to each payment date for any fees due hereunder, the Agent shall give notice to the Borrower of the amount of the fee due on such date. For the purpose of such notice, interest on the Loans for the period from the date of such notice until such Interest Payment Date shall be computed on the basis of the interest rate as in effect on the date of such notice. If the interest rate shall change during such period as a result of the events described in clauses (B) or (C), the difference between the amount of interest notified and the amount of interest due after giving effect to such change (as notified by the Agent to the Borrower) shall immediately be paid by the Borrower or reimbursed by the Banks to the Borrower (in each case through the Agent). The failure of the Agent to give any such notice specified in this subsection shall not affect the Borrower's obligation to pay such interest or fees.

Interest on Overdue Payments.
-----------------------------

In the event that any amount of principal of or interest on any Loan, or any other amount payable hereunder or under the Notes, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at the higher of (a) the rate applicable to any such Loan pursuant to the terms of Section 3.1 plus 2% per annum and (b) a fluctuating rate per annum
             ----------- ----
equal at all times to the Base Rate plus 2% per annum.
                                    ----

Fees.
-----

Facility Fee. The Borrower agrees to pay to the Agent for the account of each
------------
Bank a facility fee on such Bank's Commitment as in effect from time to time from the date that each Bank executes this Agreement (as set forth below such Bank's name on the signature pages hereof) until the Termination Date at the Applicable Facility Fee Rate, payable quarterly in arrears on the last Business Day of March, June, September and December in each year, commencing on the first such date after the date of this Agreement, and on the earlier of the date such Bank's Commitment is terminated hereunder or the Termination Date.

Agency and Arrangement Fees. The Borrower agrees to pay to the Agent such fees
---------------------------
for agency and arrangement services rendered by it as shall be separately agreed upon between the Borrower and the Agent.

Computations.
-------------

All computations of fees and of interest in respect of Loans shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such
fees or interest is payable.   Notwithstanding the foregoing, if any Loan is
repaid on the same day on which it is made, such day shall be included in computing interest on such Loan.

Conversion or Continuation.
---------------------------

Election. At any time prior to the Termination Date, the Borrower may elect (i)
--------
to convert all or any part of (A) outstanding Base Rate Portions into Eurodollar Rate Portions, or (B) outstanding Eurodollar Rate Portions into Base Rate Portions or (ii) to continue all or any part of a Loan with one type of interest rate as such. The continued or converted Base Rate and Eurodollar Rate Portions shall be allocated to the Banks ratably in accordance with their respective Commitments. Any conversion or continuation of Eurodollar Rate Portions shall be made on the last day of the current Interest Period for such Eurodollar Rate Portions. No outstanding Loan may be converted into or continued as a Eurodollar Rate Portion if any Event of Default has occurred and is continuing.

Automatic Conversion. On the last day of any Interest Period for any Eurodollar
--------------------
Rate Portions, such Eurodollar Rate Portions shall, if not repaid, automatically convert into Base Rate Portions unless the Borrower shall have elected to continue such Eurodollar Rate Portions as such for an additional Interest Period or to convert such Eurodollar Rate Portions, in each case as provided in subsection (a).

Notice to the Agent. The conversion or continuation of any Loans contemplated by
-------------------
subsection (a) shall be made upon written or telephonic notice (in the latter case to be confirmed promptly in writing) from the Borrower to the Agent, which notice shall be received by the Agent not later than 9:00 A.M. (California time)
(i) at least one Business Day prior to the date of any proposed conversion of any Loans into Base Rate Portions and (ii) at least three Eurodollar Business Days prior to the date of any proposed conversion into or continuation of any Loans as Eurodollar Rate Portions. Each such notice (a "Notice of Conversion or Continuation") shall, except as provided in Section 5.1, be irrevocable and
                                            -----------
binding on the Borrower and shall specify:

the proposed date of the conversion or continuation, which shall be a Business Day;

the outstanding Loans (or parts thereof) to be converted into or continued as Base Rate or Eurodollar Rate Portions;

the aggregate amount of the Loans that are the subject of such continuation or conversion, which in the case of a conversion into or continuation of Eurodollar Rate Portions shall be in the amount of $2,000,000 or a greater amount which is an integral multiple of $100,000; and

if the conversion or continuation consists of any Eurodollar Rate Portions, the duration of the Interest Period with respect thereto.

Notice to the Banks. The Agent shall give each Bank prompt notice by telephone
-------------------
(confirmed promptly in writing) or by telex or telecopier of (i) the proposed conversion or continuation of any Loans, specifying the information contained in the Borrower's Notice and such Bank's ratable portion thereof or (ii) if timely notice was not received from the Borrower, the details of any automatic conversion under subsection (b).

Highest Lawful Rate.
--------------------

Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder and under the Notes shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder and under the Notes, to the extent that contracting for or receiving such payment by the respective Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Bank.

                REDUCTION OF COMMITMENTS; REPAYMENT; PREPAYMENT

Reduction or Termination of the Commitments.
--------------------------------------------

Optional Reduction or Termination. The Borrower may, upon at least five Business
---------------------------------
Days' written notice to the Agent, terminate in whole or reduce ratably in part, as of the date specified by the Borrower in such notice, any then unused portion of the respective Commitments, provided that each partial reduction shall be in
                               --------
the aggregate amount of $5,000,000 or a greater amount which is an integral multiple of $1,000,000.

Mandatory Termination.
---------------------

The Commitments shall terminate on the Termination Date.

(ii) Notwithstanding Section 4.1(b)(i), not later than January 31 of each year, the Borrower may (at its option) give written notice to the Agent and each Bank that it requests the Banks to extend the Termination Date then in effect for an additional one year period. Each of the Banks may grant or reject such request in its sole discretion and shall provide written notice of such grant or rejection to the Borrower and the Agent not later than May 1 following such request; provided that failure of any Bank so to provide such written notice to
         --------
the Borrower and the Agent shall be deemed a rejection of such request.

In the event that all of the Banks grant such request, the Termination Date then in effect shall be so extended.

In the event that Banks having more than 25% of the aggregate Commitments reject such request, the Termination Date then in effect shall not be extended.

In the event that Banks having not more than 25% of the aggregate Commitments reject such request (each, a "Rejecting Bank"), the Borrower may (at its option) arrange to have one or more banks or other financial institutions (each, a "Successor Bank") succeed to all of the Rejecting Banks' rights and obligations hereunder and under the other Loan Documents on the basis and subject to the provisions set forth in Section 12.9(b), and each Rejecting Bank agrees to make
                        ---------------
such an assignment to the Successor Bank(s); provided that each Successor Bank
                                             --------
shall have agreed to extend the Termination Date to the date requested by the Borrower; provided further that such assignment shall be consummated (if at all)
          -------- -------
prior to the January 31 following the rejection by the Rejecting Banks of the proposed extension. In the event that all of such rights and obligations of the Rejecting Banks are so assigned, the Termination Date then in effect shall be extended as requested by the Borrower. In the event that all of such rights and obligations of the Rejecting Banks are not so assigned, the Termination Date then in effect shall not be extended. In the event that such an assignment is effected on a date other than the last day of an Interest Period for any Eurodollar Rate Portion then outstanding, the Borrower shall compensate the Rejecting Bank for all losses, costs and expenses sustained by such Bank as a result thereof, in accordance with the provisions of Section 5.2.
                                                     -----------

Notice. The Agent shall give each Bank prompt notice of any termination or
------
reduction of its Commitment under this Section 4.1.
                                       -----------

Adjustment of Facility Fee; No Reinstatement. From the effective date of any
--------------------------------------------
reduction or termination prior to the Termination Date, the facility fee payable under Section 3.3(a) shall be computed on the basis of the Commitments as so
      --------------
reduced or terminated. Once reduced or terminated, the Commitments may not be increased or otherwise reinstated.

Repayment of the Loans. The Borrower shall repay to the Banks in full on the
-----------------------
Termination Date the aggregate principal amount of the Loans outstanding on such date.

Prepayments.
------------

Optional Prepayments. The Borrower may, upon at least one Business Day's written
--------------------
notice to the Agent for Base Rate Portions and three Eurodollar Business Day's written notice to the Agent for Eurodollar Rate Portions, prepay the outstanding amount of the Loans in whole or ratably in part, without premium or penalty, subject to a Bank's right to make a request for compensation as provided in
Section 5.2. Partial prepayments of Base Rate Portions shall be in an aggregate
-----------
principal amount of at least $500,000 or a greater amount which is an integral multiple of $100,000, and partial prepayments of Eurodollar Rate Portions in each case shall be in an aggregate principal amount of at least $2,000,000 or a greater amount which is an integral multiple of $100,000.

Mandatory Prepayments.
---------------------

If the Borrower shall create or incur 1997 Indenture Indebtedness or 1999 Indenture Indebtedness, or, with the prior written consent of the Majority Banks, shall create, incur or assume Indebtedness pursuant to Sections 9.4(a)(v)
                                                              ------------------
or 9.4(a)(vii), the Borrower shall pay to the Agent as a prepayment in whole or
--------------
ratably in part of the
outstanding amount of the Loans, an amount equal to the Net Cash Proceeds received by the Borrower from such Indebtedness as created, incurred or assumed (to the extent of the amount of the Loans then outstanding).

If the Borrower or any of its Subsidiaries sells or otherwise disposes of any Healthcare Property or any other material asset, the Borrower shall pay to the Agent as a prepayment in whole or ratably in part of the outstanding amounts of the Loans, an amount equal to the portion of the Net Cash Proceeds received by the Borrower or such Subsidiary from such sale or disposition that is in excess of $500,000 (to the extent of the amount of the Loans then outstanding).

If the Borrower shall issue new shares of its capital stock, the Borrower shall pay to the Agent as a prepayment in whole or ratably in part of the outstanding amounts of the Loans, an amount equal to the net proceeds received by the Borrower from such issuance (to the extent of the amount of the Loans then outstanding).

Notice; Application.  The notice given of any prepayment (a "Notice of
-------------------
Prepayment") shall specify the date and amount of the prepayment and whether the prepayment is of Base Rate or Eurodollar Rate Portions or a combination thereof, and if of a combination thereof the amount of the prepayment allocable to each. If prepayments of Eurodollar Rate Portions shall be made other than on the last day of the Interest Period applicable thereto, each Bank shall be entitled to make a request for compensation as provided in Section 5.2. Upon receipt of the
                                               -----------
Notice of Prepayment, the Agent shall promptly notify each Bank thereof. If the Notice of Prepayment is given, the Borrower shall make such prepayment and the prepayment amount specified in such Notice shall be due and payable on the date specified therein, with accrued interest to such date on the amount prepaid.

                        YIELD PROTECTION AND ILLEGALITY

Inability to Determine Rates.
-----------------------------

If the Agent shall determine that adequate and reasonable means do not exist to ascertain the Eurodollar Rate, or the Majority Banks shall determine that the Eurodollar Rate does not accurately reflect the cost to the Banks of making or maintaining Eurodollar Rate Portions, then the Agent shall give telephonic notice (promptly confirmed in writing) to the Borrower and each Bank of such determination. Such notice shall specify the basis for such determination and shall, in the absence of manifest error, be conclusive and binding for all purposes. Thereafter, the obligation of the Banks to make or maintain Eurodollar Rate Portions hereunder shall be suspended until the Agent (upon the instructions of the Majority Banks) revokes such notice. Upon receipt of such notice, the Borrower may revoke any Notice then submitted by it. If the Borrower does not revoke such Notice, the Banks shall make, convert or continue Loans, as proposed by the Borrower, in the amount specified in the Notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Portions instead of Eurodollar Rate Portions.

Funding Losses.
---------------

In addition to such amounts as are required to be paid by the Borrower pursuant to Section 5.3, the Borrower shall compensate each Bank, promptly upon receipt
   -----------
of such Bank's written request made through the Agent, for all losses, costs and expenses (including any loss or expense incurred by such Bank in obtaining, liquidating or re-employing deposits or other funds from third parties to fund or maintain its Eurodollar Rate Portions but excluding any loss of margin of such Bank), if any, which such Bank sustains:

if the Borrower repays, converts or prepays any Eurodollar Rate Portion on a date other than the last day of an Interest Period for such Eurodollar Rate Portion (whether as a result of an optional prepayment, mandatory prepayment, a payment as a result of acceleration or otherwise);

if the Borrower fails to borrow a Eurodollar Rate Portion after giving its Notice (other than as a result of the operation of Section 5.1 or 5.4);
                                                   ------------------

if the Borrower fails to convert into or continue a Eurodollar Rate Portion after giving its Notice (other than as a result of the operation of Section 5.1
                                                                    -----------
or 5.4); or
------

if the Borrower fails to prepay a Eurodollar Rate Portion after giving its Notice.

Any such request for compensation shall set forth the basis for requesting such compensation and shall, in the absence of manifest error, be conclusive and binding for all purposes.

Increased Costs.
----------------

If after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority (a "Regulatory Change") shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Rate Portion any such requirement included in the calculation of the Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank's Lending Office or shall impose on any Bank (or its Lending Office) or the interbank Eurodollar market any other condition affecting its Eurodollar Rate Portions or its obligation to make Eurodollar Rate Portions, and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Eurodollar Rate Portion, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement with respect thereto, by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amounts as shall compensate such Bank for such increased cost or reduction. Any such request for compensation by a Bank under this Section 5.3 shall set forth
                                                   -----------
the basis of calculation thereof and shall, in the absence of manifest error, be conclusive and binding for all purposes. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

Illegality.
-----------

If any Bank shall determine that it has become unlawful, as a result of any Regulatory Change, for such Bank to make, convert into or maintain Eurodollar Rate Portions as contemplated by this Agreement, such Bank shall promptly give notice of such determination to the Borrower (through the Agent), and:

the obligation of such Bank to make, convert into or maintain Eurodollar Rate Portions shall be suspended until such Bank gives notice that the circumstances causing such suspension no longer exist; and

each of such Bank's outstanding Eurodollar Rate Portions shall, if requested by such Bank, be converted into a Base Rate Portion not later than upon expiration of the Interest Period related to such Eurodollar Rate Portion, or, if earlier, on such date as may be required by the applicable Regulatory Change, as shall be specified in such request.

Any such determination shall, in the absence of manifest error, be conclusive and binding for all purposes.

Funding Assumptions.
--------------------

Solely for purposes of calculating amounts payable by the Borrower to the Banks under this Article V, each Eurodollar Rate Portion made by a Bank (and each
           ---------
related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the Interbank Rate used in determining the Eurodollar Rate for such Eurodollar Rate Portion by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Portion is in fact so funded.

Capital Requirements.
---------------------

If any Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or application thereof by any Governmental Authority, in each case adopted or changed after the date hereof, or compliance by such Bank (or any corporation controlling such Bank) with any request, guideline or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority after the date hereof, has or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation would have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy), by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amounts as shall compensate such Bank for such reduction. Any such request for compensation by a Bank under this Section 5.6 shall set forth the basis of the
                                  -----------
calculation of such additional amounts and shall, in the absence of manifest error, be conclusive and binding for all purposes.

Obligation to Mitigate.
-----------------------

Each Bank agrees that as promptly as practicable after it becomes aware of the occurrence of an event that would entitle it to give notice pursuant to
Section 5.3 or 5.4, and in any event if so requested by the Borrower, each Bank
------------------
shall use reasonable efforts to make, fund or maintain its affected Eurodollar Rate Portions through another Lending

Office if as a result thereof the increased costs would be avoided or materially reduced or the illegality would thereby cease to exist and if, in the reasonable opinion of such Bank, the making, funding or maintaining of such Eurodollar Rate Portions through such other Lending Office would not in any material respect be disadvantageous to such Bank or contrary to such Bank's normal banking practices.

                                    PAYMENTS
Pro Rata Treatment.
-------------------

Except as otherwise provided in this Agreement, each Borrowing hereunder, each Commitment reduction, each payment (including each prepayment) by the Borrower on account of the principal of and interest on the Loans and on account of any facility fee and each conversion or continuation of Loans, shall be made ratably in accordance with the Commitments.

Payments.
---------

Payments. The Borrower shall make each payment hereunder and under the Notes,
--------
without set-off or counterclaim, not later than 10:00 A.M. (California time) on the day when due to the Agent in Dollars and in immediately available funds, to the Agent's Account. The Agent shall promptly thereafter distribute like funds relating to the payment of principal or interest, fees or any other amounts payable to the Banks, ratably (except as a result of the operation of Article V)
                                                                      ---------
to the Banks.

Authorization to Agent.  To effectuate any payment of principal and interest by
----------------------
the Borrower hereunder, the Agent shall, and the Borrower hereby authorizes the Agent to, charge any deposit account of the Borrower with the Agent for the amount of such payment on the due date thereof. If the collected credit balance of such account on such date shall be insufficient to cover the full payment due, the Borrower shall immediately upon demand remit to the Agent the full amount of such deficiency. The Agent may (but shall not be obligated to), and the Borrower hereby authorizes the Agent to, charge any such account of the Borrower for the amount of any other payment which is not made by the time specified in subsection (a). The Agent shall promptly notify the Borrower after charging any such account.

Authorization to Banks.  The Borrower hereby authorizes each Bank, if and to the
----------------------
extent the Borrower has failed to pay amounts due hereunder and as a result payment owed to such Bank is not made when due hereunder, to charge from time to time any or all of the Borrower's accounts with such Bank for any amount so due. Each Bank receiving any payment as a result of charging any such account shall promptly notify the Borrower thereof (through the Agent).

Application.  (i) Unless the Agent shall receive a timely election by the
-----------
Borrower with respect to the application of any principal payments, each payment of principal by the Borrower shall be applied (A) first, to the Base Rate Portions then outstanding, and (B) second, to the Eurodollar Rate Portions then outstanding (in such manner as the Agent shall determine in its sole discretion). (ii) Each payment by or on behalf of the Borrower hereunder shall, unless a specific determination is made by the Agent and the Banks with respect thereto, be applied in the following order:

first, to any fees, costs, expenses and other amounts due the Agent;
second, to any fees, costs, expenses and other amounts (other than principal and interest) due the Banks;
third, to accrued and unpaid interest due the Banks; and fourth, to principal due the Banks.

Extension.  Whenever any payment hereunder shall be stated to be due, or
---------
whenever any Interest Payment Date or any other date specified hereunder would otherwise occur, on a day other than a Business Day, then, except as otherwise provided herein, such payment shall be made, and such Interest Payment Date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee hereunder.

Taxes.
------

No Reduction of Payments.  The Borrower shall pay all amounts of principal,
------------------------
interest, fees and other amounts due hereunder free and clear of, and without reduction for or on account of, any present and future taxes, levies, imposts, duties, fees, assessments, charges, deductions or withholdings and all liabilities with respect thereto excluding (i) in the case of each Bank and the Agent, income and franchise taxes imposed on it by the jurisdiction under the laws of which such Bank or the Agent is organized or in which its principal executive offices may be located or any political subordination or taxing authority thereof or therein, and by the jurisdiction of such Bank's Lending Office and any political subdivision or taxing authority thereof or therein and (ii) any United States taxes which the Borrower would be obligated to collect by withholding pursuant to Section 1442 or 3406 of the Internal Revenue Code (all such nonexcluded taxes, levies, imposts, duties, fees, assessments, charges, deductions, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted or withheld from any payment, the Borrower shall increase the amount paid so that the respective Bank or the Agent receives when due (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including deductions or withholdings applicable to additional sums payable under this Section 6.3), the
                                                              -----------
full amount of the payment provided for in this Agreement.

Deduction or Withholding; Tax Receipts.  If the Borrower makes any payment
--------------------------------------
hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish to the Agent (for itself or for redelivery to the Bank to or for the account of which such payment was made) an original or certified copy of a receipt evidencing payment thereof, together with such other information and documents as the Agent or any Bank (through the Agent) may reasonably request.

Indemnity.  If any Bank or the Agent is required by law to make any payment on
---------
account of Taxes, or any liability in respect of any Tax is imposed, levied or assessed against any Bank or the Agent, the Borrower shall indemnify the Agent and the Banks for and against such payment or liability, together with any incremental taxes, interest or penalties, and all costs and expenses, payable or incurred in connection therewith, including Taxes imposed on amounts payable under this Section 6.3, whether or not such payment or liability was correctly
           -----------
or legally asserted. A certificate of the Agent or any Bank as to the amount of any such payment shall, in the absence of manifest error, be conclusive and binding for all purposes.

Forms 1001 and 4224.  Each Bank that is incorporated under the laws of any
-------------------
jurisdiction outside the United States agrees to deliver to the Borrower on or prior to the date that such Bank executes this Agreement, and in a timely fashion thereafter, Form 1001, Form 4224 or such other documents and forms of the United States Internal Revenue Service, duly executed and completed by such Bank, as are required under United States law to establish such Bank's status for United States withholding tax purposes.

Mitigation.  Each Bank agrees that as promptly as practicable after it becomes
----------
aware of the occurrence of an event that would cause the Borrower to make any payment in respect of Taxes to such Bank or a payment in indemnification with respect to any Taxes, and in any event if so requested by the Borrower, each Bank shall use reasonable efforts to make, fund or maintain its affected Loans (or relevant part thereof) through another Lending Office if as a result thereof the additional amounts so payable by the Borrower would be avoided or materially reduced and if, in the reasonable opinion of such Bank, the making, funding or maintaining of such Loan (or relevant part thereof) through such other Lending Office would not in any material respect be disadvantageous to such Bank or contrary to such Bank's normal banking practices.

Non-Receipt of Funds.
--------------------

Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to any of the Banks hereunder that the Borrower shall not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the rate per annum equal to the cost of funding such amount through the purchase of funds in the overnight Federal funds market.

Sharing of Payments.
-------------------

If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it (other than pursuant to Sections 5.2, 5.3, 5.6 or 6.3) in excess of its
                              -----------------------------
ratable share of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith advise the Agent of the receipt of such payment, and within five Business Days of such receipt purchase from the other Banks (through the Agent) such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided that if all or any portion of such excess
      --------
payment is thereafter recovered by or on behalf of the Borrower from such purchasing Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, with interest if and to the extent the purchasing Bank is required to pay interest on the amounts so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 6.5 may exercise all its rights of payment (including
                 -----------
the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation. No documentation other than notices and the like referred to in this Section 6.5 shall be required to implement the terms of this Section 6.5.
     -----------                                                  -----------
The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this
Section 6.5 and shall in each case notify the Banks following any such
-----------
purchases.

                              CONDITIONS PRECEDENT

Conditions Precedent to the Initial Loans.
------------------------------------------

The effectiveness of this Agreement and the continuing obligation of each Bank to make Loans hereunder shall be subject to the satisfaction of each of the following conditions precedent on or before August 9, 1999 (the "Closing Date"):

Fees and Expenses.  The Borrower shall have paid (i) all fees then due in
-----------------
accordance with Section 3.3(b) and (ii) all invoiced costs and expenses then due
                --------------
in accordance with Section 12.4(a).
                   ---------------

Loan Documents.  The Agent shall have received the Notes executed by the
--------------
Borrower.

Additional Closing Documents.  The Agent shall have received the following, in
----------------------------
form and substance satisfactory to it:

a certificate of the secretary or an assistant secretary of Borrower, dated as of the Closing Date, certifying that all (A) authorizations or approvals of any Governmental Authorities or (B) approvals or consents of any other Person, required in connection with the execution, delivery and performance of the Loan Documents shall have been obtained;

(in sufficient copies for the Banks) the audited consolidated balance sheet of the Borrower and its Subsidiaries as at December 31, 1998, and the related consolidated statements of income and cash flows for the fiscal year then ended;

a certificate of the treasurer or the chief financial officer of the Borrower, dated the Closing Date, certifying that (A) the representations and warranties contained in Section 8.1 and in the other Loan Documents are true and correct on
             -----------
and as of the Closing Date as though made on and as of such date and (B) on and as of the Closing Date, no Default shall have occurred and be continuing or shall result from the initial Borrowing; and

a certificate of the secretary or assistant secretary of the Borrower, dated the Closing Date, certifying (A) the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of the Loan Documents and (B) the incumbency, authority and signatures of each Authorized Officer who will act as such in connection with the Loan Documents.

Market Disruption.  No material change or disruption, as determined in the sole
-----------------
discretion of the Agent, shall have occurred in the capital markets or the loan syndication market.

Compliance with ADA.  The Agent shall have received a certificate of the
-------------------
secretary, assistant secretary, or the chief financial officer of Borrower, dated as of the Closing Date, certifying that, as of the Closing Date, the Borrower is in compliance with the ADA, and that, as of the Closing Date, any renovations of any facilities of the Borrower that are required to bring such facilities into compliance with the ADA have been performed or completed.

Conditions Precedent to All Loans.
----------------------------------

The obligation of each Bank to make a Loan on the occasion of each Borrowing shall be subject to the satisfaction of each of the following conditions precedent:

Notice.  The Borrower shall have given the Notice of Borrowing as provided in
------
Section 2.2(a).
--------------

Representations and Warranties; No Default.  On the date of such Borrowing, both
------------------------------------------
before and after giving effect thereto and to the application of proceeds therefrom:

the representations and warranties contained in Section 8.1 and in the other
                                                -----------
Loan Documents shall be true and correct on and as of the date of such Borrowing as though made on and as of such date; and

no Default shall have occurred and be continuing or shall result from such Borrowing.

For purposes of this Section 7.2(b), clause (i) shall be deemed instead to refer
                     --------------
to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered with regard to the representations and warranties contained in subsections (p) and (q) of
Section 8.1 and shall not be deemed to refer to any other representations and
-----------
warranties which relate solely to an earlier date (provided that such other
                                                   --------
representations and warranties shall be true and correct as of such earlier date). The acceptance by the Borrower of the proceeds of each Borrowing following the Closing Date shall be deemed a certification to the Agent and the Banks that on and as of the date of such Borrowing such statements are true.

Additional Documents.  The Agent shall have received, in form and substance
--------------------
satisfactory to it, such additional approvals, opinions, documents and other information as the Agent or any Bank (through the Agent) may reasonably request.

                         REPRESENTATIONS AND WARRANTIES

Representations and Warranties.
-------------------------------

The Borrower represents and warrants to each Bank and the Agent that:

Organization and Powers.  Each of the Borrower and its Subsidiaries is a
-----------------------
corporation duly organized, validly existing and in good standing under the law of the jurisdiction of its incorporation, is qualified to do business and is in good standing in each jurisdiction in which the failure so to qualify or be in good standing would have a Material Adverse Effect, and has all requisite power and authority to own its assets and carry on its business and, with respect to the Borrower, to execute, deliver and perform its obligations under the Loan Documents.

Authorization; No Conflict.  The execution, delivery and performance by the
--------------------------
Borrower of the Loan Documents have been duly authorized by all necessary corporate action of the Borrower and do not and will not:

result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties is bound or to which it or its properties is subject;

violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or the like binding on the Borrower; or

except as contemplated by this Agreement, result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower.

Binding Obligation.  The Loan Documents constitute, or when delivered under this
------------------
Agreement will constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

Governmental Consents.  No authorization, consent, approval, license, exemption
---------------------
of, or filing or registration with, any Governmental Authority is required for the due execution, delivery or performance by the Borrower of any of the Loan Documents.

No Defaults.  Neither the Borrower nor any of its Subsidiaries is in default
-----------
under any material contract, lease, agreement, judgment, decree or order to which it is a party or by which it or its properties is bound, except in any such case where the consequences, direct and indirect, of such default or defaults, if any, would not have or could not reasonably be expected to have a Material Adverse Effect.

Title to Properties; Liens.  The Borrower and its Subsidiaries have good and
--------------------------
marketable title to their properties and assets, and there is no Lien upon or with respect to any of such properties or assets, which secures Indebtedness of any Person, except for Permitted Liens.

Litigation.  There are no actions, suits or proceedings pending or, to the best
----------
of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries or the properties of the Borrower or any of its Subsidiaries before any Governmental Authority or arbitrator which (i) if determined adversely to the Borrower or such Subsidiary could reasonably be expected to have a Material Adverse Effect, or (ii) purport to affect the legality, validity or enforceability of any of the Loan Documents.

Compliance with Environmental Laws.  Each of the Borrower and its Subsidiaries
----------------------------------
is in compliance with all Environmental Laws, whether in connection with the ownership, use, maintenance or operation of its Premises or the conduct of any business thereon, or otherwise, except for any failure so to comply which would not have or could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower, any of its Subsidiaries nor, to the best of the Borrower's knowledge, any previous owner, tenant, occupant, user or operator of the Premises, has used, generated, manufactured, installed, treated, released, stored or disposed of any Hazardous Substances on, under, or at the Premises, except in compliance with all applicable Environmental Laws. To the best of the Borrower's knowledge, no Hazardous Substances have at any time been spilled, leaked, dumped, deposited, discharged, disposed of or released on, under, at or from the Premises, nor have any of the Premises been used at any time by any Person as a landfill or waste disposal site. There are no actions, suits, claims, notices of violation, hearings, investigations or proceedings pending or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of the Premises, relating to Environmental Laws or Hazardous Substances.

Governmental Regulation.  Neither the Borrower nor any of its Subsidiaries is
-----------------------
subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act, any state public utilities code or any other federal or state statute or regulation limiting its ability to incur Indebtedness.

ERISA.
-----

The Borrower has met its minimum funding requirements under ERISA with respect to all its Plans and otherwise is in compliance in all material respects with all applicable provisions of ERISA;

no Termination Event has occurred and is continuing with respect to any Plan; the aggregate amount of unfunded accrued benefits under all Plans (computed separately with respect to each Plan) does not exceed $250,000; and

neither the Borrower nor any ERISA Affiliate is a member of, or contributes to, any Multiemployer Plan.

Subsidiaries.  The name, capital structure and ownership of each Subsidiary of
------------
the Borrower on the date of this Agreement is as set forth in Schedule 8.1(k).
                                                              ---------------
All of the outstanding capital stock or other interest of each such Subsidiary has been validly issued, and is fully paid and nonassessable. Except as set forth in such Schedule, on the date of this Agreement the Borrower has no material equity interest in any Person.

Margin Regulations.  The Borrower is not engaged in the business of extending
------------------
credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulations G or U of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of the Loans will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

Taxes.  Each of the Borrower and its Subsidiaries has duly filed all tax and
-----
information returns required to be filed, and has paid all taxes, fees, assessments and other governmental charges or levies that have become due and payable, except to the extent such taxes or other charges are being contested in good faith and are adequately reserved against in accordance with GAAP.

Patents and Other Rights.  Each of the Borrower and its Subsidiaries possesses
------------------------
all permits, franchises, licenses, patents, trademarks, trade names, service marks, copyrights and all rights with respect thereto, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of its business and, to the best of the Borrower's knowledge, neither the Borrower nor any of its Subsidiaries is in violation of any rights of others with respect to the foregoing.

Insurance.  The properties of the Borrower and its Subsidiaries are insured,
---------
with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the localities where the Borrower or such Subsidiary operates.

Financial Statements.  The audited consolidated balance sheet of the Borrower
--------------------
and its Subsidiaries as at December 31, 1998, and as of each subsequent fiscal period of Borrower and its Subsidiaries with respect to which Borrower shall deliver a financial statements to Agent pursuant to Section 9.1(a), and the
                                                    --------------
related consolidated statements of income, shareholders' equity and cash flows for the fiscal period then ended, are complete and correct and fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of operations of the Borrower and its Subsidiaries for the periods covered by such statements, in each case in accordance with GAAP consistently applied. Since December 31, 1998, no event or condition has occurred that has or could reasonably be expected to have a Material Adverse Effect.

Liabilities.  Neither the Borrower nor any of its Subsidiaries has any material
-----------
liabilities, fixed or contingent, that are not reflected in the financial statements referred to in subsection (p), in the notes thereto or otherwise in writing to the Banks, other than liabilities arising in the ordinary course of business since December 31, 1998.

Labor Disputes, Etc.  There are no strikes, lockouts or other labor disputes
-------------------
against the Borrower or any of its Subsidiaries, or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries, and no Event of Loss has occurred with respect to any assets or property of the Borrower or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect.

Leases.  All of the leases of real property in which the Borrower or any of its
------
Subsidiaries is the lessor are listed on Schedule 8.1(s). To the best of the
                                         ---------------
Borrower's knowledge, with respect to each such lease, the lease has been duly authorized, executed and delivered by the lessee, is in full force and effect and the obligations of the lessee are valid, binding and enforceable, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. To the best of the Borrower's knowledge, there exists no material breach, default, or event or condition which, with notice or lapse of time or both, would constitute such a material breach or default by the lessee, and there are no existing claims, defenses or offsets against rental due or to become due, under the terms of any such lease.

Disclosure.  None of the representations or warranties made by the Borrower in
----------
the Loan Documents as of the date of such representations and warranties, and none of the statements contained in each exhibit or report furnished by or on behalf of the Borrower to the Agent and the Banks in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

Compliance with Securities Laws.  Each of the Borrower and its Subsidiaries is
-------------------------------
in compliance in all material respects with all applicable federal and state securities laws, rules, regulations and orders of any Governmental Authority with respect to the 1997 Indenture and the Indebtedness issued and to be issued pursuant to the 1997 Indenture, and with respect to the 1999 Indenture and the Indebtedness issued and to be issued pursuant to the 1999 Indenture.

                                   COVENANTS

Reporting Covenants.
-------------------

So long as any Loan or any other amount payable by the Borrower hereunder shall remain unpaid or any Bank shall have any Commitment, the Borrower agrees that:

Financial Statements and Other Reports.  The Borrower will furnish to the Agent
--------------------------------------
in sufficient copies for distribution to the Banks:

as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such quarter, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of the treasurer or chief financial officer of the Borrower stating that such financial statements fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of operations of the Borrower and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments;

as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year, and the related consolidated statements of income, shareholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, accompanied by a report thereon of Arthur Andersen LLC or another firm of independent certified public accountants of recognized national standing acceptable to the Majority Banks, which report shall be unqualified as to scope of audit or the status of the Borrower and its Subsidiaries as a going concern, together with a certificate of such independent public accountants stating that (A) their audit examination of the Borrower and its Subsidiaries has included a review of the terms of this Agreement as they relate to accounting matters; (B) in the course of such audit examination, which audit was conducted by such accountants in accordance with generally accepted auditing standards, such accountants have obtained no knowledge that any Default has occurred and is continuing, or, if such Default has occurred and is continuing, indicating the nature thereof; provided that
                                                               --------
such accountants shall not be liable by reason of any failure to obtain knowledge of any Default that would not be disclosed in the course of their audit examination; and (C) based on their audit examination nothing has come to their attention which causes them to believe that the matters set forth in the Compliance Certificate delivered pursuant to clause (iii) for the applicable fiscal year with respect to compliance with the provisions of Section 9.2 and
                                                              -----------
subsections (f) and (g) of Section 9.4 are not stated in accordance with the
                           -----------
terms of this Agreement;

together with the financial statements required pursuant to clauses (i) and
(ii), a Compliance Certificate stating that such officer has no knowledge that any Default has occurred and is continuing, or, if such Default has occurred and is continuing, indicating the nature thereof and the action which the Borrower proposes to take with respect thereto, and demonstrating in reasonable detail as of the end of such fiscal quarter or year compliance with the provisions of
Section 9.2 and subsections (f) and (g) of Section 9.4;
-----------                                -----------

promptly upon receipt thereof, copies of all reports submitted to the Borrower by its independent certified public accountants in connection with each annual, interim or special audit examination of the Borrower and its Subsidiaries made by such accountants, including the "management letter" submitted by such accountants to the Borrower in connection with their annual audit;

as soon as available and in any event not more than 90 days after the start of each fiscal year of the Borrower and its Subsidiaries, a consolidated financial forecast for the Borrower and its Subsidiaries for such fiscal year and each of the two fiscal years thereafter, including forecasted consolidated balance sheets, consolidated statements of income, shareholders' equity and cash flows of the Borrower and its Subsidiaries, and forecasted capital expenditure and acquisition information which forecast shall (A) state the assumptions used in the preparation thereof, (B) contain such other information as requested by any Bank and (C) be in form satisfactory to the Majority Banks; and

promptly after the giving, sending or filing thereof, copies of all reports, if any, which the Borrower or any of its Subsidiaries sends to the holders of its respective capital stock or other securities and of all reports or filings, if any, by the Borrower or any of its Subsidiaries with the Securities and Exchange Commission or any national securities exchange.

Additional Information.  The Borrower will furnish to the Agent:
----------------------

promptly after the Borrower has knowledge or becomes aware of the occurrence of any Event of Loss with respect to its property or assets aggregating $500,000 or more, a statement of an Authorized Officer setting forth the details of such Event of Loss and the action which the Borrower proposes to take with respect thereto;

promptly after the Borrower has knowledge or becomes aware of the occurrence of any Default, a statement of the treasurer or the chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower proposes to take with respect thereto;

prompt written notice of all material actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of the Premises, relating to Environmental Laws or Hazardous Substances, together with a statement of an Authorized Officer setting forth the details thereof and the action which the Borrower proposes to take with respect thereto;

prompt written notice of all actions, suits and proceedings before any Governmental Authority or arbitrator pending, or to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries which (A) if adversely determined would involve an aggregate liability of $500,000, (B) otherwise could reasonably be expected to have a Material Adverse Effect or (C) purport to affect the legality, validity or enforceability of any of the Loan Documents;

promptly and in any event within 30 days after the Borrower has knowledge that any Termination Event has occurred, a statement of an Authorized Officer setting forth details as to such Termination Event and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such Termination Event to the PBGC; and promptly after the Borrower becomes aware thereof, the details concerning any action taken or proposed to be taken by the IRS, PBGC, Department of Labor or other Person with respect thereto;

promptly after filing or receipt thereof by the Borrower or any of its ERISA Affiliates, copies of the following:

each annual report (IRS Form 5500 series), together with all accompanying schedules, reports and information, filed with the IRS;

any notice received from the PBGC of intent to terminate or have a trustee appointed to administer any Plan;

any notices received from the plan sponsor of any Multiemployer Plan concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA; and

any demand by the PBGC under Subtitle D of Title IV of ERISA;

prompt written notice of any other condition or event which has, or could reasonably be expected to have, a Material Adverse Effect;

promptly after the consummation of any sale or disposition of any asset of the Borrower or any of its Subsidiaries subject to the mandatory prepayment provisions of Section 4.3(b)(ii), an officer's certificate setting forth in
              ------------------
reasonable detail the Net Cash Proceeds of such sale or disposition and the computations made to determine such amount;

as soon as reasonably practical and, in any event, not less than two days prior to the consummation thereof, written notice of (A) the proposed incurrence or issuance of 1997 Indenture Indebtedness or 1999 Indenture Indebtedness, or (B) any proposed supplement or amendment to the 1997 Indenture or 1999 Indenture;

within five Business Days after any long-term senior debt rating change by Moody's, S&P or Duff with respect to the Borrower, written notice setting forth such rating change;

promptly after consummation of any purchase of a Healthcare Property for a purchase price (including the estimated costs of any renovations committed at the time of purchase) greater than or equal to $15,000,000, a description of such transaction, in reasonable detail, together with copies of all materials presented to the Borrower's Board of Directors in connection with the approval of such transaction; and

such other information respecting the operations, properties, business or condition (financial or otherwise) of the Borrower or its Subsidiaries as any Bank (through the Agent) may from time to time reasonably request.

Financial Covenants.
--------------------

So long as any Loan or any other amount payable by the Borrower hereunder shall remain unpaid or any Bank shall have any Commitment, the Borrower agrees that:

Leverage Ratio.  The Borrower will not permit the ratio of Consolidated Total
--------------
Liabilities to Consolidated Tangible Net Worth to be greater than 1.50 to 1.00;

Minimum Consolidated Tangible Net Worth.  The Borrower will maintain
---------------------------------------
Consolidated Tangible Net Worth of not less than $550,000,000.

Debt Service Coverage Ratio.  The Borrower will maintain a ratio of (i) EBITDA
---------------------------
to (ii) the sum of (A) Consolidated Interest Expense plus (B) regularly
                                                     ----
scheduled principal payments (other than payments due on any final maturities) on Indebtedness (including such payments attributable to Capital Leases but excluding such payments relating to Indebtedness to trade creditors for goods and services incurred in the ordinary course of business on customary terms), of the Borrower and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, for any period of four consecutive fiscal quarters of the Borrower of not less than 2.50 to 1.00.

Additional Affirmative Covenants.
---------------------------------

So long as any Loan or any other amount payable by the Borrower hereunder shall remain unpaid or any Bank shall have any Commitment, the Borrower agrees that:

Preservation of Existence, Etc.  The Borrower will, and will cause each of its
------------------------------
Subsidiaries to, maintain and preserve its corporate existence and its right to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties. The Borrower will maintain its stature as a qualified real estate investment trust for federal income tax purposes, pursuant to the Internal Revenue Code.

Payment of Taxes, Etc.  The Borrower will, and will cause each of its
---------------------
Subsidiaries to, pay and discharge all taxes, fees, assessments and governmental charges or levies imposed upon it or upon its properties or assets prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon any properties or assets of the Borrower or any such Subsidiary, except to the extent such taxes, fees, assessments or governmental charges or levies, or such claims, are being contested in good faith by appropriate proceedings and are adequately reserved against in accordance with GAAP.

Maintenance of Insurance.  The Borrower will, and will cause each of its
------------------------
Subsidiaries to, carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where the Borrower or such Subsidiary operates.

The Borrower shall furnish to the Agent from time to time upon the request of the Agent or any Bank information concerning the Borrower's insurance, including evidence of insurance.

Keeping of Records and Books of Account.  The Borrower will, and will cause each
---------------------------------------
of its Subsidiaries to, keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Borrower and its Subsidiaries.

Inspection Rights.  The Borrower will at any reasonable time and from time to
-----------------
time permit the Agent and the Banks or any of their respective agents or representatives to visit and inspect any of the properties of the Borrower and its Subsidiaries and to examine and make copies of and abstracts from the records and books of account of the Borrower and its Subsidiaries, and to discuss the business affairs, finances and accounts of the Borrower and any such Subsidiary with any of the officers, employees or accountants of the Borrower or such Subsidiary.

Compliance with Laws, Etc.  The Borrower will, and will cause each of its
-------------------------
Subsidiaries to, comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority (including the ADA, ERISA and all Environmental Laws) and the terms of any indenture, contract or other instrument to which it may be a party or under which it or its properties may be bound.

Maintenance of Properties, Etc.  The Borrower will, and will cause each of its
------------------------------
Subsidiaries to, maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition in accordance with the general practice of other corporations of similar character and size, ordinary wear and tear excepted.

Licenses.  The Borrower will, and will cause each of its Subsidiaries to, obtain
--------
and maintain all licenses, authorizations, consents, filings, exemptions, registrations and other governmental approvals (collectively, "Licenses") necessary in connection with the execution, delivery and performance of the Loan Documents, the consummation of the transactions therein contemplated or the operation and conduct of its business and ownership of its properties.

Action Under Environmental Laws.  The Borrower will, and will cause each of its
-------------------------------
Subsidiaries to, upon becoming aware of the presence of any Hazardous Substance or the existence of any environmental liability under applicable Environmental Laws with respect to the Premises, take all actions, at the cost and expense of the Borrower, such Subsidiary or any lessee of the Borrower or such Subsidiary, as shall be necessary or advisable to investigate and clean up the condition of the Premises, including all removal, containment and remedial actions, and restore the Premises to a condition in compliance with applicable Environmental Laws.

Use of Proceeds.  The Borrower will use the proceeds of the Loans solely for (i)
---------------
the acquisition of Healthcare Properties, (ii) the investment in mortgage loans on Healthcare Properties, (iii) payment of quarterly dividends to holders of the Borrower's common stock, and (iv) general corporate purposes; provided that no
                                                              --------
proceeds of the Loans shall be used in connection with any hostile acquisition.

Further Assurances and Additional Acts.  The Borrower will execute, acknowledge,
--------------------------------------
deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Majority Banks shall deem necessary or appropriate to effectuate the purposes of the Loan Documents, and promptly provide the Agent with evidence of the foregoing satisfactory in form and substance to the Majority Banks.

Year 2000 Complaint.  Borrower shall perform such acts as may be reasonably
-------------------
necessary to reasonably ensure that Borrower and any business in which Borrower owns a substantial interest become Year 2000 Compliant within a reasonable time. Such acts shall include, without limitation, Borrower's performance of a reasonable review and assessment of its material systems. With respect to Borrower's customers, suppliers and vendors that are material to Borrower's business, Borrower shall make a reasonable effort to (i) assess the risks posed to Borrower's business by the failure of any such entity that is material to Borrower's business to become Year 2000 Compliant within a reasonable time, (ii) make reasonable inquiries or other reasonable assessment of such entities as to whether they will become Year 2000 Compliant within a reasonable time, and (iii) develop a reasonable plan for dealing with such entities which do not become Year 2000 Compliant within a reasonable time. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems material to the business operations or financial condition of such entity will properly perform date sensitive functions before, during, and after the year 2000. Borrower shall, within 30 days of written request by Agent, provide to Agent a written report summarizing in reasonable detail Borrower's actions to comply with this covenant and the results of such actions; provided, however, that Borrower shall not be
                         --------  -------
obligated to respond to more than one such request per six month period.

Negative Covenants.
-------------------

So long as any Loan or any other amount payable by the Borrower hereunder shall remain unpaid or any Bank shall have any Commitment, the Borrower agrees that:

Additional Indebtedness.  The Borrower will not, and will not permit any of its
-----------------------
Subsidiaries to, create, incur, assume or otherwise become liable for or suffer to exist any Indebtedness, other than:

Indebtedness of the Borrower to the Banks hereunder;

accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Borrower's or such Subsidiary's business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by the Borrower or any such Subsidiary in the ordinary course of business;

existing Indebtedness of the Borrower and its Subsidiaries set forth in Schedule
                                                                        --------
9.4(a) or extensions, renewals and refinancings of such Indebtedness, provided
------                                                                --------
that the principal amount of such Indebtedness being extended, renewed or refinanced does not increase;

with the prior written consent of the Majority Banks, unsecured privately-placed or publicly-issued Indebtedness of the Borrower in an aggregate principal amount and upon such terms as are satisfactory to the Majority Banks in their sole discretion;

Indebtedness of the Borrower and its Subsidiaries under Capital Leases in an aggregate principal amount not to exceed $200,000 at any time outstanding;

Indebtedness subordinated on terms satisfactory to the Majority Banks to the Borrower's obligations to the Banks hereunder in an aggregate principal amount satisfactory to the Majority Banks;

Indebtedness of the Borrower to any wholly-owned Subsidiary or of any wholly-owned Subsidiary to another wholly-owned Subsidiary; and

Indebtedness in connection with the acquisition of any Healthcare Property permitted pursuant to Section 9.4(f)(iii) which is secured by a Lien permitted
                      -------------------
pursuant to Section 9.4(b)(iii) upon such Healthcare Property, whether or not
            -------------------
the Borrower has assumed or become liable for payment of such Indebtedness;

1997 Indenture Indebtedness; provided, however, that:  (a) the maximum aggregate
                             --------  -------
principal amount of 1997 Indenture Indebtedness at any time outstanding shall not exceed $300,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1997 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1997 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1997 Indenture); (c) all 1997 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1997 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1997 Indenture; and

1999 Indenture Indebtedness; provided, however, that:  (a) the maximum aggregate
                             --------  -------
principal amount of 1999 Indenture Indebtedness at any time outstanding shall not exceed $500,000,000; (b) without the prior written consent of the Majority Banks, no regularly scheduled principal payment on any 1999 Indenture Indebtedness shall be required prior to the fifth (5th) anniversary of the issuance of the debenture, note or other evidence of indebtedness evidencing such 1999 Indenture Indebtedness (without regard to the effect of the acceleration provisions set forth in Section 502 of the 1999 Indenture); (c) all 1999 Indenture Indebtedness shall be unsecured; (d) in connection with the incurrence or issuance of any 1999 Indenture Indebtedness, no covenant (financial or otherwise) shall be imposed upon, or agreed to by, the Borrower that is more restrictive (in the judgment of the Majority Banks) than the covenants set forth in this Agreement; and (e) prior to the effectiveness thereof, the Majority Banks shall have approved, in their sole discretion, each supplement or amendment to the 1999 Indenture.

Liens.  Without the prior written consent of the Majority Banks, the Borrower
-----
will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, other than:

Liens in favor of the Agent for the ratable benefit of the Banks to secure Indebtedness of the Borrower to the Banks hereunder;

Permitted Liens;

Liens securing Indebtedness that is incurred pursuant to Section 9.4(a)(ix)
                                                         ------------------
hereof in an aggregate principal amount outstanding not to exceed a principal amount equal to seven and one-half percent (7.5%) of Consolidated Total Assets at any time of determination.

Change in Nature of Business.  The Borrower will not, and will not permit any of
----------------------------
its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it at the date hereof.

Restrictions on Fundamental Changes.  Without the prior written consent of the
-----------------------------------
Majority Banks, the Borrower will not, and will not permit any of its Subsidiaries to, (i) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or (ii) merge with or consolidate into, or acquire all or substantially all of the assets of, any Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, except that:

any wholly-owned Subsidiary of the Borrower may merge with, consolidate into or transfer all or substantially all of its assets to another wholly-owned Subsidiary of the Borrower or to the Borrower;

the Borrower or any such Subsidiary may sell or dispose of assets in accordance with the provisions of subsection (e); and

the Borrower or any such Subsidiary may make any investment permitted by subsection (f).

Sales of Assets. The Borrower will not, and will not permit any of its
---------------
Subsidiaries to, sell, transfer, lease, or otherwise dispose of, or part with control of (whether in one transaction or a series of transactions) any material assets (including, without limitation, any shares of stock in any of its Subsidiaries or any other Person), except:

leases of assets outstanding as of the date hereof or permitted by subsection
(o);

sales or other dispositions of assets (other than Healthcare Properties) in the ordinary course of business; and

sales or other dispositions of assets by any wholly-owned Subsidiary of the Borrower to another wholly-owned Subsidiary or the Borrower or to the Borrower.

Loans and Investments.  The Borrower will not, and will not permit any of its
---------------------
Subsidiaries to, purchase or otherwise acquire the capital stock, assets, obligations or other securities of or any interest in any Person, or otherwise extend any credit to or make any additional investments in any Person, other than in connection with:

extensions of credit by the Borrower to a wholly-owned Subsidiary or by a wholly-owned Subsidiary to another wholly-owned Subsidiary or the Borrower;

Permitted Investments;

additional purchases of Healthcare Properties of other Persons and any renovation of the subject Healthcare Properties committed at the time of purchase, the consideration (whether in cash or in kind) for which together with the estimated costs of any such committed renovation or expansion (exclusive of expenditures permitted under subsection (g)) does not exceed (A) $30,000,000 individually and (B) $275,000,000 in aggregate in any fiscal year (or such greater amounts as shall be approved by the prior written consent of the Majority Banks); provided that, after giving effect to such purchase, no Default shall have occurred and be continuing;

investments in mortgage loans secured by Healthcare Properties in an aggregate amount not to exceed thirty percent (30%) of the aggregate amount (before depreciation and amortization) then invested by the Borrower in fixed or capital assets of Healthcare Properties; or

investments in development or construction projects (including new construction and renovations); provided that the aggregate amount thereof, as of the end of any fiscal quarter of the Borrower, shall not exceed seven and one-half percent (7.5%) of Consolidated Total Assets.

Capital Expenditures.  Without the prior written consent of the Majority Banks,
--------------------
the Borrower will not, and will not permit any of its Subsidiaries to, make any expenditures (exclusive of investments permitted under clauses (iii) and (v) of subsection (f)) for fixed or capital assets, including obligations under Capital Leases, in an aggregate amount in excess of $5,000,000 in any fiscal year.

Operating Leases.  The Borrower will not, and will not permit any of its
----------------
Subsidiaries to, make any expenditures in respect of Operating Leases, except for:

Operating Leases between the Borrower and any wholly-owned Subsidiary of the Borrower or between wholly-owned Subsidiaries of the Borrower; and

Operating Leases which would not cause the Borrower and its Subsidiaries, on a consolidated basis, to make payments exceeding $200,000 in any fiscal year of the Borrower.

Sales and Leasebacks.  The Borrower will not, and will not permit any of its
--------------------
Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which the Borrower or such Subsidiary has sold or transferred or is to sell or transfer to any other Person or (ii) which the Borrower or such Subsidiary intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by the Borrower or such Subsidiary to any other Person in connection with such lease.

Distributions.  The Borrower will not declare or pay any dividends in respect of
-------------
the Borrower's capital stock, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its stockholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, or otherwise acquire for value any stock of the Borrower, except that the Borrower may:

declare and deliver dividends and distributions payable only in common stock of the Borrower;

purchase, redeem, retire, or otherwise acquire shares of its capital stock with the proceeds received from (A) a substantially concurrent issue of new shares of its capital stock or (B) a substantially concurrent cash dividend declared by the Borrower in order to obtain shares to issue to its stockholders pursuant to any dividend reinvestment plan adopted by the Borrower; and

declare and pay dividends (including dividends payable in common stock at the then current market price, in lieu of cash, pursuant to any dividend reinvestment plan adopted by the Borrower) to its stockholders during any fiscal year of the Borrower if (A) after giving effect thereto the aggregate amount of such dividends paid during any fiscal year of the Borrower is not in excess of 95% of Cash Flow for the then current fiscal year and (B) immediately prior thereto and after giving effect thereto, no Default shall have occurred and be continuing.

Amendments of Certain Documents.  The Borrower will not, and will not permit any
-------------------------------
of its Subsidiaries to, agree to or permit any amendment, modification or waiver of any provision of any agreement related to any Subordinated Debt (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Subordinated Debt) if the effect of such amendment, modification or waiver is to (i) increase the interest rate on such Subordinated Debt or change (to earlier dates) the dates upon which principal and interest are due thereon; (ii) alter the redemption, prepayment or subordination provisions thereof; (iii) alter the covenants and events of default in a manner which would make such provisions more onerous or restrictive to the Borrower or such Subsidiary; or (iv) otherwise increase the obligations of the Borrower in respect of such Subordinated Debt or confer additional rights upon the holders thereof which individually or in the aggregate would be adverse to the Borrower, any of its Subsidiaries or the Banks.

Redemption of Subordinated Debt.  The Borrower will not, and will not permit any
-------------------------------
of its Subsidiaries to, make any voluntary or optional payment or repayment on, redemption, exchange or acquisition for value of, or any sinking fund or similar payment with respect to, any Subordinated Debt.

Transactions with Related Parties.  The Borrower will not, and will not permit
---------------------------------
any of its Subsidiaries to, enter into any transaction, including the purchase, sale or exchange of property or the rendering of any services, with any Affiliate, any officer or director thereof or any Person which beneficially owns or holds 5% or more of the equity securities, or 5% or more of the equity interest, thereof (a "Related Party"), or enter into, assume or suffer to exist, or permit any Subsidiary to enter into, assume or suffer to exist, any employment or consulting contract with any Related Party, except a transaction or contract which is in the ordinary course of the Borrower's or such Subsidiary's business and which is upon fair and reasonable terms not less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's length transaction with a Person not a Related Party;
provided, however, that nothing in this subsection shall prohibit any
--------  -------
transactions between the Borrower and its wholly-owned Subsidiaries or between the Borrower's wholly-owned Subsidiaries.

Hazardous Substances.  The Borrower will not, and will not permit any of its
--------------------
Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Substances, except in compliance with all applicable Environmental Laws.

Lease of Premises.  The Borrower will not, and will not permit any of its
-----------------
Subsidiaries to, lease or enter into any agreement to lease any Premises now or hereafter owned by it to any lessee unless such lessee (A) has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc.; or (B) provides to

Borrower or such Subsidiary an irrevocable standby letter of credit or deposit in an amount not less than six months base rent under the subject lease as security for the lessee's obligations under such lease; or (C) has credit quality acceptable to the Majority Banks in their sole discretion. The provisions of the preceding sentence shall not apply to any lessee with regard to any lease in effect as of May 20, 1993 between such lessee and the Borrower or any such Subsidiary. In addition, the provisions of the first sentence of this subparagraph shall not apply to any lessee so long as the Borrower has a long-term senior debt rating of Baa3 or better as determined by Moody's Investors Service, or BBB- or better as determined by Standard and Poor's Corporation, or BBB- or better as determined by Duff & Phelps Inc. (each an "Investment Grade Rating"), or to any lessee with regard to any lease entered into between such lessee and the Borrower or any such Subsidiary as of a date when the Borrower held such an Investment Grade Rating.

                               EVENTS OF DEFAULT

Events of Default.
------------------

Any of the following events which shall occur shall constitute an "Event of Default":

Payments.  The Borrower shall fail to pay when due any amount of principal of,
--------
or interest on, any Loan or Note, or any fee or other amount payable hereunder, when due.

Representations and Warranties.  Any representation or warranty by the Borrower
------------------------------
under this Agreement or the other Loan Documents shall prove to have been incorrect in any material respect when made or deemed made.

Failure by Borrower to Perform Certain Covenants. The Borrower shall fail in any
------------------------------------------------
material respect to perform or observe any term, covenant or agreement contained in subsection (b)(ii) of Section 9.1, Section 9.2, subsections (a) and (j) of
                         -----------  -----------
Section 9.3 or Section 9.4.
-----------    -----------

Failure by Borrower to Perform Other Covenants.  The Borrower shall fail in any
----------------------------------------------
material respect to perform or observe (i) any other term, covenant or agreement contained in this Agreement or any other Loan Document (other than subsections
(c) and (e) of Section 9.3) on its part to be performed or observed and any such
               -----------
failure shall remain unremedied or unwaived for a period of 30 days from receipt by the Borrower of written notice from the Agent of such failure (unless the Majority Banks reasonably determine that such failure is not capable of remedy); or (ii) any term, covenant or agreement contained in subsections (c) and (e) of
Section 9.3 and any such failure shall remain unremedied or unwaived for a
-----------
period of 15 days from the earlier of (A) receipt by the Borrower of written notice from the Agent of such failure; or (B) the date upon which any Responsible Officer has knowledge of such failure.

Bankruptcy.  The Borrower or any of its Subsidiaries shall admit in writing its
----------
inability to, or shall fail generally or be generally unable to, pay its debts (including its payrolls) as such debts become due, or shall make a general assignment for the benefit of creditors; or the Borrower or any such Subsidiary shall file a voluntary petition in bankruptcy or a petition or answer seeking reorganization, to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code or under any other state or federal law relating to bankruptcy or reorganization granting relief to debtors, whether now or hereafter in effect, or shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against the Borrower or any such Subsidiary pursuant to the Bankruptcy Code or any such other state or federal law; or the Borrower or any such Subsidiary shall be adjudicated a bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any custodian, receiver or trustee for all or any substantial part of the Borrower's or any such Subsidiary's property, or shall take any action to authorize any of the actions set forth above in this subsection; or an involuntary petition seeking any of the relief specified in this subsection shall be filed against the Borrower or any such Subsidiary and shall not be dismissed within 30 days; or any order for relief shall be entered against the Borrower or any such Subsidiary in any involuntary proceeding under the Bankruptcy Code or any such other state or federal law referred to in this subsection (e).

Default Under Other Indebtedness.  The Borrower or any Subsidiary shall (i) fail
--------------------------------
to make any payment of any principal of, or interest or premium on, any Indebtedness (other than in respect of the Loans) in an aggregate principal amount outstanding of at least $100,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Indebtedness, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform or observe is to to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

Certain Judgments and Orders. A final judgment or order for the payment of money
----------------------------
in excess of $100,000 which is not fully covered by insurance (less any applicable deductibles) shall be rendered against the Borrower or any Subsidiary and remain unpaid, unbonded, unvacated or unstayed for a period of 30 days after the entry thereof.

ERISA. Any Termination Event with respect to a Plan of the Borrower or any ERISA
-----
Affiliate shall have occurred which can reasonably be expected to result in a liability of the Borrower or any ERISA Affiliate which would have a Material Adverse Effect; or the Borrower or any ERISA Affiliate as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that it has incurred a withdrawal liability which could reasonably be expected to have a Material Adverse Effect; or the Borrower or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under a Multiemployer Plan.

Material Adverse Change. An event or condition shall have occurred or been
-----------------------
disclosed to the Banks which, in the reasonable judgment of the Majority Banks, has a Material Adverse Effect.

Invalidity of Subordination Provisions. The subordination provisions of any
--------------------------------------
agreement or instrument governing any Subordinated Debt shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Indebtedness hereunder shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or such subordination provisions.

Franchises and Licenses. The Borrower or any of its Subsidiaries shall fail to
-----------------------
obtain and maintain for its use and benefit any franchise or License the failure of which to be obtained or maintained has a Material Adverse Effect.

Capital Markets. A change or disruption in the capital markets shall have
---------------
occurred which, in the reasonable judgment of the Majority Banks, has a Material Adverse Effect.

Change of Control. At any time from and after the Closing Date, a Change of
-----------------
Control shall occur.

Change of Senior Management. At any time from and after the Closing Date, R.
---------------------------
Bruce Andrews ceases to be the Chief Executive Officer of the Borrower; provided
                                                                        --------
that neither a Default nor an Event of Default shall be deemed to have occurred or be continuing under this subsection (p) if (i) the Borrower immediately takes all action necessary to replace R. Bruce Andrews with another similarly qualified and experienced individual; and (ii) the replacement individual is reasonably satisfactory to the Majority Banks, in their sole determination.

Effect of Event of Default.
---------------------------

If any Event of Default shall occur and be continuing, the Agent shall, at the request of the Majority Banks, (i) by notice to the Borrower, (A) declare the Commitments of each Bank to be terminated, whereupon the same shall forthwith terminate, and (B) declare the entire unpaid principal amount of the Loans and the Notes, all interest accrued and unpaid thereon and all other amounts payable under or in connection with this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Loans and the Notes, all such accrued interest and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower, provided that if an event
                                                      --------
described in Section 10.1(e) shall occur, the result which would otherwise occur
             ---------------
only upon giving of notice by the Agent to the Borrower as specified in subclause (A) or (B) of this clause (i) shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause (i) have been taken, proceed to enforce all other rights and remedies available to the Agent and the Banks under applicable law.

                                   THE AGENT

Authorization and Action.
-------------------------

Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and perform such duties under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. The duties and obligations of the Agent are strictly limited to those expressly provided for herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement of the Loans), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks; provided that except for
                                                       --------
action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or under the other Loan Documents unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by reason of taking or continuing to take any such action, and that the Agent shall not in any event be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law. Nothing in this Agreement or any other Loan Document shall, or shall be construed to, constitute the Agent a trustee or fiduciary for any Bank. In performing its functions and duties hereunder, the Agent shall act solely as the agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower.

Limitation on Liability; Notices.
---------------------------------

Limitation on Liability of Agent. Neither the Agent nor any Affiliate thereof
--------------------------------
nor any of their respective directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent (i) may treat a Bank as the holder of its Loan for all purposes hereof unless and until the Agent receives an Assignment and Assumption Agreement executed by such Bank and the assignee of such Bank,
(ii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (iii) shall incur no liability to any Bank under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate, telegram, telecopy, telex or teletype message, statement or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties or by acting upon any representation or warranty made or deemed to be made hereunder or under any other Loan Document. Further, the Agent (A) makes no warranty or representation to any Bank and shall not be responsible to any Bank for the accuracy or completeness of any information, exhibit or report furnished hereunder or under any other Loan Document, for any statements, warranties or representations (whether written or oral) made or deemed made in or in connection with this Agreement or the other Loan Documents, (B) shall have no duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document on the part of the Borrower or any other Person or to inspect the property, books or records of the Borrower or any other Person, and (C) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or collectibility of this Agreement or any other Loan Document.

Notices. Promptly upon receipt thereof, the Agent shall forward to each Bank
-------
originals or copies, as specified in this Agreement or any other Loan Document, of all agreements, instruments, opinions, financial statements, notices and other documents delivered by the Borrower or any other Person to the Agent pursuant to this Agreement or any other Loan Document for distribution to the Banks.

Agent and Affiliates.
---------------------

With respect to its Commitment, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with the Borrower and any Affiliate thereof, all as if the Agent were not the Agent hereunder and without any duty to account therefor to the Banks.

Notice of Defaults.
-------------------

The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default hereunder (other than nonpayment of principal of or interest on the Loans or of any fees or any of its costs and expenses) unless the Agent has actual knowledge thereof or has received notice in writing from a Bank or the Borrower referring to this Agreement, describing such event or condition and
expressly stating that such notice is a "notice of default."   Should the Agent
receive such notice of the occurrence of a Default, the Agent shall promptly give notice thereof to the

Banks. The Agent thereupon shall take such action with respect to such Default as shall be reasonably directed by the Majority Banks or all of the Banks where unanimity is required hereunder; provided that, unless and until the Agent shall
                                 --------
have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks.

Non-Reliance on Agent.
----------------------

Each Bank has itself been, and will continue to be, based on such documents and information as it has deemed appropriate, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of the Borrower or any of its Subsidiaries. Accordingly, each Bank confirms to the Agent that it has not relied, and will not hereafter rely, on the Agent (i) to check or inquire on such Bank's behalf into the adequacy, accuracy or completeness of any information provided by the Borrower or any other Person under or in connection with this Agreement or the transactions herein contemplated (whether or not such information has been or is hereafter distributed to such Bank by the Agent), or
(ii) to assess or keep under review on such Bank's behalf the financial condition, creditworthiness, condition, affairs, status or nature of the Borrower or any of its Subsidiaries.

Indemnification.
----------------

The Banks agree to indemnify the Agent, its Affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (to the extent not reimbursed by the Borrower under Section 12.4(b)), ratably according
                                            ---------------
to the respective principal amounts of the Loans then outstanding from each of them (or, if no Loans are at the time outstanding, ratably according to the respective amounts of their Commitments), against and hold each of them harmless from any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to the Agent (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against the Agent, its Affiliates, or any other Person to be indemnified, in any way relating to or arising out of this Agreement or any other Loan Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent, its Affiliates or any other Person to be indemnified in connection with any of the foregoing; provided that
                                                                  --------
no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent, its Affiliates or any other Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse the Agent and its Affiliates promptly upon demand for such Bank's ratable share of any costs and expenses or other charges incurred by the Agent or its Affiliates and payable by the Borrower pursuant to Section 12.4(a) or any other Loan Document, to the extent
                     ---------------
that the Agent or any Affiliate is not reimbursed for such expenses or charges by the Borrower.

Delegation of Duties.
---------------------

The Agent may, in its discretion, employ from time to time one or more agents (including any of the Agent's Affiliates) to perform any of the Agent's duties under this Agreement and the other Loan Documents.

Successor Agent.
----------------

Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, and the Banks shall use their best efforts so to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which in each case shall be a bank organized or licensed under the laws of the United States or of any state thereof, or any Affiliate of such bank, and having a combined capital and surplus of at least $100,000,000. Upon the effectiveness of the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI shall inure to its benefit
                                           ----------
as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                 MISCELLANEOUS

Amendments and Waivers.
-----------------------

With the written consent of the Majority Banks (i) the Agent and the Borrower (or other party thereto) may from time to time enter into a written amendment to any provision of this Agreement and the other Loan Documents and (ii) the Agent on behalf of the Banks may from time to time execute and deliver to the Borrower a written instrument waiving any provision of this Agreement or any other Loan Document, or consenting to any departure by the Borrower or other party
therefrom.   Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided
                                                                    --------
that, without the written consent of all the Banks, no amendment, waiver or consent shall do any of the following:

increase the amount, or extend the stated expiration or termination date, of the Commitments of the Banks or subject the Banks to any additional obligations;

reduce the principal of, or interest on, the Loans or any fee or other amount payable to the Banks hereunder;

postpone any date fixed for any payment in respect of principal of, or interest on, the Loans or any fee or other amount payable to the Banks hereunder;

change the definition of "Majority Banks" or any definition or provision of this Agreement requiring the approval of Majority Banks or some other specified amount of Banks;

release any collateral obtained at any time to secure the Loans, except as contemplated in the collateral documents relating to the grant of Liens thereon in favor of the Agent;

amend the provisions of Section 6.1, 6.5 or 12.7; or
                        ------------------------

amend the provisions of this Section 12.1; and
                             ------------

provided further that no amendment, waiver or consent shall, unless in writing
-------- -------
and signed by the Agent in addition to the Banks required hereinabove to take such action, affect the rights, obligations or duties of the Agent under this Agreement or any other Loan Document.

Notices.
--------

All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by telex or telecopier) and mailed, sent or delivered to the respective parties hereto at or to their respective addresses or telex or telecopier numbers set forth below their names on the signature pages hereof, or at or to such other address or telex or telecopier number as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be effective
(i) if delivered by hand, upon delivery; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class, postage prepaid; (iii) if sent by telex, upon receipt by the sender of an appropriate answerback; and (iv) if sent by telecopy, upon receipt; provided
                                                                    --------
that notices and communications to the Agent shall not be effective until received.

No Waiver; Cumulative Remedies.
-------------------------------

No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement and the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent or any Bank.

Costs and Expenses; Indemnification; Other Charges.
---------------------------------------------------

Costs and Expenses. The Borrower agrees to pay on demand, whether or not the
------------------
transactions contemplated hereby shall be consummated:

the reasonable out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Agent (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of the Loan Documents, and any amendments, modifications or waivers of the terms thereof;

all reasonable audit, consulting, search, recording, filing and similar fees and expenses incurred by the Agent or any of its Affiliates in connection with the Loan Documents; and

all reasonable costs and expenses of the Agent, its Affiliates and the Banks, and reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with (A) any Default, (B) after a Default has occurred, the enforcement or attempted enforcement of, and preservation of any rights under, the Loan Documents and (C) any out-of-court workout or other refinancing or restructuring or any bankruptcy case, including any reasonable losses, costs and expenses sustained by the Agent and any Bank as a result of any failure by the Borrower to perform or observe its obligations contained in the Loan Documents.

Indemnification. Whether or not the transactions contemplated hereby shall be
---------------
consummated, the Borrower hereby agrees to indemnify and defend the Agent and each Bank, any Affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person"), against and hold each of them harmless from any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in connection with any investigation, litigation or other proceeding, irrespective of whether the Indemnified Person shall be designated a party thereto, in any way relating to or arising out of this Agreement or any other Loan Document, the use or intended use of the proceeds of the Loans, or the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided that the Borrower shall not be liable for
                            --------
any portion of such Indemnified Liabilities resulting from an Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

Other Charges. The Borrower agrees to indemnify the Agent and the Banks against
-------------
and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents.

Right of Set-Off.
-----------------

Upon the occurrence and during the continuance of any Event of Default, each Bank hereby is authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower (through the Agent) after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the
      --------
validity of such set-off and application.  The rights of each Bank under this
Section 12.5 are in addition to other rights and remedies (including other
------------
rights of set-off) which such Bank may have.

Survival.
---------

All covenants, agreements, representations and warranties made in any Loan Documents and in any certificates, documents or other instruments delivered pursuant thereto shall, except to the extent otherwise provided therein, survive the execution and delivery of this Agreement, the making of the Loans and the execution and delivery of the Notes, and shall continue in full force and effect so long as the Banks have any Commitments, any Loans remain outstanding or any obligation to make any payment hereunder or under any Notes remains outstanding and unpaid or any obligation to perform any other act hereunder or under any other Loan Document remains unsatisfied. Without limiting the generality of the foregoing, the obligations of the Borrower under Sections 5.2, 5.3, 5.6, 6.3 and 12.4, and of the Banks under Sections 6.3 and
------------------------------------                         ----------------
11.6, shall survive the repayment of the Loans and the termination of the
----
Commitments.

Obligations Several.
--------------------

The obligations of the Banks hereunder and under the other Loan Documents are several. The failure of any Bank or the Agent to carry out its obligations hereunder or thereunder shall not relieve any other Bank or the Agent of any obligation hereunder or thereunder, nor shall any Bank or the Agent be responsible for the obligations of, or any action taken or omitted by, any other Person hereunder or thereunder. The amounts payable at any time hereunder and under the Notes to each Bank shall be separate and independent obligations and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and its Notes (including the right to initiate enforcement proceedings in respect of its rights under this Agreement and its Notes), and it shall not be necessary for any other Bank or the Agent to be joined as an additional party in any proceedings for such purpose. Nothing contained in this Agreement shall be deemed to cause any Bank or the Agent to be considered a partner of or joint venturer with any other Bank or Banks, the Agent or the Borrower.

Benefits of Agreement.
----------------------

This Agreement and the other Loan Documents are entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement or any other Loan Document.

Binding Effect; Assignment.
---------------------------

Binding Effect. This Agreement shall become effective when it shall have been
--------------
executed by the Borrower and the Agent and when the Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon, inure to the benefit of and be enforceable by the Borrower, the Agent and each Bank and their respective successors and assigns.

Assignment. The Borrower shall not have the right to assign its rights and
----------
obligations hereunder or under the other Loan Documents or any interest herein or therein without the prior written consent of the Banks. Each Bank may sell, assign, transfer or grant participations in all or any portion of such Bank's rights and obligations hereunder and under the other Loan Documents to any Bank or other bank or financial institution on the basis set forth below in this subsection (b).

Except in the case of assignments to an Affiliate of any Bank or to another Bank, any assignment shall be subject to the prior written consent of the Borrower and the Agent, which consents shall not be unreasonably withheld. Each assignment shall be in an amount of at least $5,000,000.

In the event of any such assignment, unless and until the conditions for the Agent's treating such assignee as a Bank pursuant to clause (i) of Section
                                                                   -------
11.2(a) shall have been satisfied and the Agent shall have received an
-------
assignment processing fee of $3,000, such assignee shall not be entitled to exercise the rights of a Bank under this Agreement and the other Loan Documents with respect to such assignment and the Agent shall not be obligated to make payment of any amount to which such assignee may become entitled thereunder other than to the assigning Bank. Upon satisfaction of the foregoing conditions in connection with any assignment, the assignee shall be deemed a "Bank" for all purposes of this Agreement and the other Loan Documents with respect to the rights and obligations assigned to it, and the obligations of the assigning Bank so assigned shall thereupon terminate.

In connection with any partial assignment, upon the request of the assigning Bank or the assignee, (A) the Borrower shall execute and deliver substitute Notes to the assigning Bank or the assignee, dated the effective date of such assignment, setting forth the respective Commitments of such assigning Bank and assignee as the maximum principal amount thereof, and containing other appropriate insertions, and the assigning Bank shall thereupon return the Note previously held by it; and (B) this Agreement shall be deemed amended to reflect the adjustment of the Commitments of the Banks resulting therefrom.

In the event of any grant of a participation, the granting Bank shall remain a "Bank" for purposes of this Agreement, the Borrower, the other Banks and the Agent shall continue to deal solely and directly with such Bank in connection with this Agreement and the other Loan Documents and the participant shall not have any of the rights of a Bank under this Agreement or the other Loan Documents, except that the participant shall (A) be deemed to have a right of setoff under Section 12.5 in respect of its participation to the same extent as
             ------------
if it were a

"Bank" hereunder, provided that such participant shall also be considered a
                  --------
"Bank" for purposes of Section 6.5; and (B) such participant shall also be
                       -----------
entitled to the benefits of Sections 5.2, 5.3, 5.6, 6.3 and 12.4.
                            ------------------------------------

The Borrower agrees that in connection with any such grant or assignment, such Bank may deliver to the prospective participant or assignee financial statements and other relevant information relating to the Borrower and its Subsidiaries.

Governing Law.
--------------

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, UNITED STATES.

          SECTION 1.1  SUBMISSION TO JURISDICTION.
                       --------------------------

          (a)  SUBMISSION TO JURISDICTION. THE BORROWER HEREBY (I) SUBMITS TO
               --------------------------
THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS, (II) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (III) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

          (b)  NO LIMITATION. NOTHING IN THIS SECTION 12.11 SHALL AFFECT THE
               -------------                  -------------
RIGHT OF THE AGENT OR THE BANKS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR LIMIT THE RIGHT OF THE AGENT OR THE BANKS TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

Waiver of Jury Trial.
---------------------

THE BORROWER, THE BANKS AND THE AGENT HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.
THE BORROWER, THE BANKS AND THE AGENT HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. A COPY OF THIS SECTION 12.12 MAY BE FILED WITH ANY COURT
                                      -------------
AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT.

Entire Agreement.
-----------------

This Agreement and the other Loan Documents reflect the entire agreement among the Borrower, the Banks and the Agent with respect to the matters set forth herein and therein and supersede any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.

Severability.
-------------

If one or more provisions contained in this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement or the other Loan Documents.

Counterparts.
-------------

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Confidentiality.
----------------

Each Bank shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Bank's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by the Borrower that in any event a Bank may make disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Bank of any Loans or any participation therein pursuant to the terms of this Agreement or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process; provided that, each Bank shall endeavor to, where practical,
               --------
notify the Borrower of any request by any Governmental Authority or representative thereof (other than any Governmental Authority having regulatory jurisdiction over such Bank or any representative of such a Governmental Authority) for disclosure of any such non-public information prior to disclosure of such information, but failure to give such notification shall not give rise to any claim against such Bank.


                           [Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                       THE BORROWER
                                       ------------

                                       NATIONWIDE HEALTH PROPERTIES, INC.


                                       By      ______________________________
                                       Title:  ______________________________

                                       Address:
                                       610 Newport Center Drive, Suite 1150
                                       Newport Beach, California  92660
                                       Attn.: Mark L. Desmond
                                       Telecopier No. (949) 759-6887


                                       THE AGENT
                                       ---------

                                       WELLS FARGO BANK, NATIONAL ASSOCIATION


                                       By    ______________________________
                                       Title: _____________________________

                                       Address:

                                       2030 Main Street, Suite 900
                                       Irvine, California  92614
                                       Attn.:  Richard R. LaPoint
                                       Telecopier No. (949) 851-9264

                                   THE BANKS
                                   ---------

Commitment:                             Bank:
-----------                             -----
$48,000,000                             WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By  __________________________________
                                        Title:  Vice President

                                        Address:
                                        2030 Main Street, Suite 900
                                        Irvine, California  92614
                                        Attn.:  Richard R. LaPoint
                                        Telecopier No. (949) 851-9264

$10,000,000                             KBC BANK N.V.

                                        By  __________________________________
                                        Title  _______________________________

                                        By  __________________________________
                                        Title  _______________________________

                                        Address:
                                        515 South Figueroa Street, Suite 1920
                                        Los Angeles, California 90071
                                        Attn.: Barbara Read
                                        Telecopier No. (213) 629-5801

$18,000,000                             THE BANK OF NEW YORK

                                        By  __________________________________
                                        Title  _______________________________

                                        Address:
                                        10990 Wilshire Boulevard, Suite 1125
                                        Los Angeles, California 90024
                                        Attn.:  Lisa Brown
                                        Telecopier No. (310) 996-8667

$24,000,000                             BANK OF AMERICA, N.A., formerly known as
                                        NationsBank, N.A.

                                        By  __________________________________
                                        Title  _______________________________

                                        Address:
                                        700 Louisiana Street, 8th Floor
                                        Houston, Texas 77002
                                        Attn.:  F. Scott Singhoff
                                        Telecopier No. (713) 247-6719

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
ARTICLE I. DEFINITIONS................................................      2
     SECTION 1.1   Certain Defined Terms..............................      2
                   ---------------------
     SECTION 1.2   Accounting Terms; GAAP Changes.....................     10
                   ------------------------------
          (a)      Accounting Terms...................................     10
                   ----------------
          (b)      GAAP Changes.......................................     10
                   ------------
     SECTION 1.3   Interpretation.....................................     10
                   --------------
ARTICLE II. THE LOANS.................................................     10
     SECTION 2.1   The Loans..........................................     10
                   ---------
     SECTION 2.2   Borrowing Procedure................................     10
                   -------------------
          (a)      Notice to the Agent................................     10
                   -------------------
          (b)      Notice to the Banks................................     11
                   -------------------
     SECTION 2.3   Non-Receipt of Funds...............................     11
                   --------------------
     SECTION 2.4   Lending Offices....................................     11
                   ---------------
     SECTION 2.5   Evidence of Indebtedness...........................     12
                   ------------------------
          (a)      Notes..............................................     12
                   -----
          (b)      Recordkeeping......................................     12
                   -------------
ARTICLE III. INTEREST AND FEES; CONVERSION OR CONTINUATION............     12
     SECTION 3.1   Interest...........................................     12
                   --------
          (a)      Interest Rate......................................     12
                   -------------
          (b)      Interest Periods...................................     12
                   ----------------
          (c)      Interest Payment Dates.............................     12
                   ----------------------
          (d)      Notice to the Borrower and the Banks...............     12
                   ------------------------------------
     SECTION 3.2   Interest on Overdue Payments.......................     13
                   ----------------------------
     SECTION 3.3   Fees...............................................     13
                   ----
          (a)      Facility Fee.......................................     13
                   ------------
          (b)      Agency and Arrangement Fees........................     13
                   ---------------------------
     SECTION 3.4   Computations.......................................     13
                   ------------
     SECTION 3.5   Conversion or Continuation.........................     14
                   --------------------------
          (a)      Election...........................................     14
                   --------
          (b)      Automatic Conversion...............................     14
                   --------------------
          (c)      Notice to the Agent................................     14
                   -------------------
          (d)      Notice to the Banks................................     14
                   -------------------
     SECTION 3.6   Highest Lawful Rate................................     14
                   -------------------
ARTICLE IV. REDUCTION OF COMMITMENTS; REPAYMENT; PREPAYMENT...........     15
     SECTION 4.1   Reduction or Termination of the Commitments........     15
                   -------------------------------------------
          (a)      Optional Reduction or Termination..................     15
                   ---------------------------------
          (b)      Mandatory Termination..............................     15
                   ---------------------
          (c)      Notice.............................................     15
                   ------
          (d)      Adjustment of Facility Fee; No Reinstatement.......     15
                   --------------------------------------------
     SECTION 4.2   Repayment of the Loans.............................     15
                   ----------------------
     SECTION 4.3   Prepayments........................................     15
                   -----------
          (a)      Optional Prepayments...............................     15
                   --------------------
          (b)      Mandatory Prepayments..............................     15
                   ---------------------
          (c)      Notice; Application................................     16
                   -------------------
ARTICLE V. YIELD PROTECTION AND ILLEGALITY............................     16
     SECTION 5.1   Inability to Determine Rates.......................     16
                   ----------------------------
     SECTION 5.2   Funding Losses.....................................     16
                   --------------
     SECTION 5.3   Increased Costs....................................     16
                   ---------------
     SECTION 5.4   Illegality.........................................     17
                   ----------

     SECTION 5.5   Funding Assumptions................................     17
                   -------------------
     SECTION 5.6   Capital Requirements...............................     17
                   --------------------
     SECTION 5.7   Obligation to Mitigate.............................     17
                   ----------------------
ARTICLE VI. PAYMENTS..................................................     18
     SECTION 6.1   Pro Rata Treatment.................................     18
                   ------------------
     SECTION 6.2   Payments...........................................     18
                   --------
          (a)      Payments...........................................     18
                   --------
          (b)      Authorization to Agent.............................     18
                   ----------------------
          (c)      Authorization to Banks.............................     18
                   ----------------------
          (d)      Application........................................     18
                   -----------
          (e)      Extension..........................................     18
                   ---------
     SECTION 6.3   Taxes..............................................     18
                   -----
          (a)      No Reduction of Payments...........................     18
                   ------------------------
          (b)      Deduction or Withholding; Tax Receipts.............     19
                   --------------------------------------
          (c)      Indemnity..........................................     19
                   ---------
          (d)      Forms 1001 and 4224................................     19
                   -------------------
          (e)      Mitigation.........................................     19
                   ----------
     SECTION 6.4   Non-Receipt of Funds...............................     19
                   --------------------
     SECTION 6.5   Sharing of Payments................................     19
                   -------------------
ARTICLE VII. CONDITIONS PRECEDENT.....................................     20
     SECTION 7.1   Conditions Precedent to the Initial Loans..........     20
                   -----------------------------------------
          (a)      Fees and Expenses..................................     20
                   -----------------
          (b)      Loan Documents.....................................     20
                   --------------
          (c)      Additional Closing Documents.......................     20
                   ----------------------------
          (d)      Market Disruption..................................     20
                   -----------------
          (e)      Compliance with ADA................................     20
                   -------------------
     SECTION 7.2   Conditions Precedent to All Loans..................     20
                   ---------------------------------
          (a)      Notice.............................................     20
                   ------
          (b)      Representations and Warranties; No Default.........     20
                   ------------------------------------------
          (c)      Additional Documents...............................     21
                   --------------------
ARTICLE VIII. REPRESENTATIONS AND WARRANTIES..........................     21
     SECTION 8.1   Representations and Warranties.....................     21
                   ------------------------------
          (a)      Organization and Powers............................     21
                   -----------------------
          (b)      Authorization; No Conflict.........................     21
                   --------------------------
          (c)      Binding Obligation.................................     21
                   ------------------
          (d)      Governmental Consents..............................     21
                   ---------------------
          (e)      No Defaults........................................     21
                   -----------
          (f)      Title to Properties; Liens.........................     21
                   --------------------------
          (g)      Litigation.........................................     21
                   ----------
          (h)      Compliance with Environmental Laws.................     21
                   ----------------------------------
          (i)      Governmental Regulation............................     22
                   -----------------------
          (j)      ERISA..............................................     22
                   -----
          (k)      Subsidiaries.......................................     22
                   ------------
          (l)      Margin Regulations.................................     22
                   ------------------
          (m)      Taxes..............................................     22
                   -----
          (n)      Patents and Other Rights...........................     22
                   ------------------------
          (o)      Insurance..........................................     22
                   ---------
          (p)      Financial Statements...............................     22
                   --------------------
          (q)      Liabilities........................................     22
                   -----------
          (r)      Labor Disputes, Etc................................     23
                   -------------------
          (s)      Leases.............................................     23
                   ------

          (t)      Disclosure.........................................     23
                   ----------
          (u)      Compliance with Securities Laws....................     23
                   -------------------------------
ARTICLE IX. COVENANTS.................................................     23
     SECTION 9.1   Reporting Covenants................................     23
                   -------------------
          (a)      Financial Statements and Other Reports.............     23
                   --------------------------------------
          (b)      Additional Information.............................     24
                   ----------------------
     SECTION 9.2   Financial Covenants................................     25
                   -------------------
          (a)      Leverage Ratio.....................................     25
                   --------------
          (b)      Minimum Consolidated Tangible Net Worth............     25
                   ---------------------------------------
          (c)      Debt Service Coverage Ratio........................     25
                   ---------------------------
     SECTION 9.3   Additional Affirmative Covenants...................     25
                   --------------------------------
          (a)      Preservation of Existence, Etc.....................     25
                   ------------------------------
          (b)      Payment of Taxes, Etc..............................     25
                   ---------------------
          (c)      Maintenance of Insurance...........................     25
                   ------------------------
          (d)      Keeping of Records and Books of Account............     26
                   ---------------------------------------
          (e)      Inspection Rights..................................     26
                   -----------------
          (f)      Compliance with Laws, Etc..........................     26
                   -------------------------
          (g)      Maintenance of Properties, Etc.....................     26
                   ------------------------------
          (h)      Licenses...........................................     26
                   --------
          (i)      Action Under Environmental Laws....................     26
                   -------------------------------
          (j)      Use of Proceeds....................................     26
                   ---------------
          (k)      Further Assurances and Additional Acts.............     26
                   --------------------------------------
          (l)      Year 2000 Complaint................................     26
                   -------------------
     SECTION 9.4   Negative Covenants.................................     27
                   ------------------
          (a)      Additional Indebtedness............................     28
                   -----------------------
          (b)      Liens..............................................     28
                   -----
          (c)      Change in Nature of Business.......................     29
                   ----------------------------
          (d)      Restrictions on Fundamental Changes................     29
                   -----------------------------------
          (e)      Sales of Assets....................................     29
                   ---------------
          (f)      Loans and Investments..............................     29
                   ---------------------
          (g)      Capital Expenditures...............................     29
                   --------------------
          (h)      Operating Leases...................................     29
                   ----------------
          (i)      Sales and Leasebacks...............................     30
                   --------------------
          (j)      Distributions......................................     30
                   -------------
          (k)      Amendments of Certain Documents....................     30
                   -------------------------------
          (l)      Redemption of Subordinated Debt....................     30
                   -------------------------------
          (m)      Transactions with Related Parties..................     30
                   ---------------------------------
          (n)      Hazardous Substances...............................     30
                   --------------------
          (o)      Lease of Premises..................................     30
                   -----------------
ARTICLE X. EVENTS OF DEFAULT..........................................     31
     SECTION 10.1  Events of Default..................................     31
                   -----------------
          (a)      Payments...........................................     31
                   --------
          (b)      Representations and Warranties.....................     31
                   ------------------------------
          (c)      Failure by Borrower to Perform Certain Covenants...     31
                   ------------------------------------------------
          (d)      Failure by Borrower to Perform Other Covenants.....     31
                   ----------------------------------------------
          (e)      Bankruptcy.........................................     31
                   ----------
          (f)      Default Under Other Indebtedness...................     31
                   --------------------------------
          (g)      Certain Judgments and Orders.......................     32
                   ----------------------------
          (h)      ERISA..............................................     32
                   -----
          (i)      Material Adverse Change............................     32
                   -----------------------
          (j)      Invalidity of Subordination Provisions.............     32
                   --------------------------------------

          (k)      Franchises and Licenses............................     32
                   -----------------------
          (l)      Capital Markets....................................     32
                   ---------------
          (m)      Change of Control..................................     32
                   -----------------
          (n)      Change of Senior Management........................     32
                   ---------------------------
     SECTION 10.2  Effect of Event of Default.........................     32
                   --------------------------
ARTICLE XI. THE AGENT.................................................     32
     SECTION 11.1  Authorization and Action...........................     32
                   ------------------------
     SECTION 11.2  Limitation on Liability; Notices...................     33
                   --------------------------------
          (a)      Limitation on Liability of Agent...................     33
                   --------------------------------
          (b)      Notices............................................     33
                   -------
     SECTION 11.3  Agent and Affiliates...............................     33
                   --------------------
     SECTION 11.4  Notice of Defaults.................................     33
                   ------------------
     SECTION 11.5  Non-Reliance on Agent..............................     34
                   ---------------------
     SECTION 11.6  Indemnification....................................     34
                   ---------------
     SECTION 11.7  Delegation of Duties...............................     34
                   --------------------
     SECTION 11.8  Successor Agent....................................     34
                   ---------------
ARTICLE XII. MISCELLANEOUS............................................     35
     SECTION 12.1  Amendments and Waivers.............................     35
                   ----------------------
     SECTION 12.2  Notices............................................     35
                   -------
     SECTION 12.3  No Waiver; Cumulative Remedies.....................     35
                   ------------------------------
     SECTION 12.4  Costs and Expenses; Indemnification; Other Charges.     36
          (a)      Costs and Expenses.................................     36
                   ------------------
          (b)      Indemnification....................................     36
                   ---------------
          (c)      Other Charges......................................     36
                   -------------
     SECTION 12.5  Right of Set-Off...................................     36
                   ----------------
     SECTION 12.6  Survival...........................................     36
                   --------
     SECTION 12.7  Obligations Several................................     37
                   -------------------
     SECTION 12.8  Benefits of Agreement..............................     37
                   ---------------------
     SECTION 12.9  Binding Effect; Assignment.........................     37
                   --------------------------
          (a)      Binding Effect.....................................     37
                   --------------
          (b)      Assignment.........................................     37
                   ----------
     SECTION 12.10 Governing Law......................................     38
                   -------------
     SECTION 12.11 SUBMISSION TO JURISDICTION.........................     38
                   --------------------------
          (a)      SUBMISSION TO JURISDICTION.........................     38
                   --------------------------
          (b)      NO LIMITATION......................................     38
                   -------------
     SECTION 12.12 Waiver of Jury Trial...............................     38
                   --------------------
     SECTION 12.13 Entire Agreement...................................     38
                   ----------------
     SECTION 12.14 Severability.......................................     39
                   ------------
     SECTION 12.15 Counterparts.......................................     39
                   ------------
     SECTION 12.16 Confidentiality....................................     39
                   ---------------

SCHEDULES
Schedule P-1 - Existing Liens
Schedule 8.1(k) - Subsidiaries
Schedule 8.1(s) - Leases
Schedule 9.4(a) - Existing Indebtedness

EXHIBITS
Exhibit A-1 - Form of Assignment and Assumption Agreement
Exhibit C-1 - Form of Compliance Certificate
Exhibit E-1 - Form of Notice of Borrowing
Exhibit E-2 - Form of Notice of Conversion or Continuation
Exhibit N-1 - Form of Note